Exhibit 4.3

Execution Copy

EIGHTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

THIS EIGHTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT (as amended from time to time, this “Agreement”) is made as of this 1st day of March, 2013 among Intrexon Corporation, a Virginia corporation (the “Company”), the Series Preferred Shareholders (as defined below) and certain holders of common stock of the Company (the “Existing Shareholders”), and each other Holder (as defined below) who hereafter executes a joinder or counterpart signature page hereto and agrees to be bound by the terms hereof.

WHEREAS, on or about the date hereof, the Company intends to issue and sell shares of its newly created No Par Value Series F Convertible Preferred Stock (the “Series F Preferred”) to certain investors acceptable to the Company (the “Series F Investors”) pursuant to one or more Series F Convertible Preferred Stock Purchase Agreements (the “Series F Purchase Agreements”);

WHEREAS, it shall be a condition precedent to the obligations of the Company and the Series F Investors under the Series F Purchase Agreements that the Investors’ Rights Agreement, dated May 26, 2011, among the Company and the Existing Shareholders (as amended through the date hereof, the “Seventh Investors’ Rights Agreement”) be amended and restated in its entirety in the form of this Agreement, and that the Series F Investors execute a joinder or counterpart signature page hereto and agree to be bound by the terms hereof;

WHEREAS, pursuant to Section 8.7(b) of the Seventh Investors’ Rights Agreement, the signature of the Company and a majority in interest of the Holders (as defined below), including a majority in interest of the Series C-3 Shareholders (as defined below) are required in order to amend and restate the Seventh Investors’ Rights Agreement in the form of this Agreement;

WHEREAS, the undersigned parties, other than the Company, constitute a majority in interest of the Holders; and

WHEREAS, upon its execution by the undersigned, this Agreement will be binding upon the Existing Shareholders in addition to the undersigned.

NOW, THEREFORE, the Company and the undersigned Holders, including a majority in interest of the Series C-3 Shareholders, hereby agree that the Seventh Investors’ Rights Agreement shall be amended and restated in its entirety by this Agreement, and the parties to this Agreement further agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1 Definitions.

In addition to the terms defined elsewhere herein, when used herein, the following terms shall have the meaning indicated hereunder for purposes of this Agreement:

“1934 Act” shall mean the Securities Exchange Act of 1934, as amended, or any similar successor federal statute and the rules and regulations thereunder, as the same shall be in effect from time to time.

“Act” means the Securities Act of 1933, as amended, or any similar successor federal statute and the rules and regulations thereunder, as the same shall be in effect from time to time.

“Affiliate” shall mean, with respect to any Person, any other Person who controls, is controlled by or is under common control with such Person.

“Agreement” means this Agreement, together with the exhibits hereto, as the same may be amended, supplemented or modified in accordance with the terms hereof.

“Amendment” has the meaning set forth in Section 8.7(b) of this Agreement.

“Articles of Incorporation” means the Twelfth Amended and Restated Articles of Incorporation of the Company, as the same may have been amended and as in effect as of the date hereof.

“Board” means the Board of Directors of the Company.

“Change in Control” means (i) a merger, consolidation, share exchange or other transaction involving the Company or the shareholders of the Company; (ii) the transfer by one or more of the Company’s shareholders of a number of shares of voting capital stock of the Company or any securities convertible into or exchangeable for voting capital stock in any one year period that, pursuant to either clause (i) or (ii), results in one person or entity or an Affiliated group of persons or entities, other than the shareholders of the Company immediately preceding the consummation of such transaction(s) either (x) owning in excess of fifty percent (50%) of the total voting capital stock of the Company taking into account issued and outstanding shares of such stock and any other shares of such capital stock that would be issued and outstanding assuming conversion or exchange of any and all other securities of the Company so convertible or exchangeable or (y) being able to elect a majority of the Board; or (iii) the sale, lease, abandonment, transfer or other disposition by the Company of all or substantially all its assets, excluding the grant of a security interest to a bank by the Company in all or substantially all of its assets pursuant to a bona fide financing arrangement approved by the Board. Only for purposes of clause (ii) hereof, (a) transfers due to the death of a shareholder or (b) transfers to a member of a shareholder’s immediate family or a trust of which the beneficiary is such immediate family member shall not be considered as transfers.

“Common” means the No Par Value Common Stock of the Company.

“Company” has the meaning assigned to such term in the preamble to this Agreement.

“Deferral Period” has the meaning set forth in Section 2.6(a) of this Agreement.

“Demand Registration” has the meaning set forth in Section 2.2(a) of this Agreement.

“Director” has the meaning set forth in Section 7.1(b) of this Agreement.

“Effectiveness Period” has the meaning set forth in Section 2.6(a) of this Agreement.

“Existing Shareholders” has the meaning assigned to such term in the preamble to this Agreement.

“Financial Statements” means the Company’s balance sheet and statements of operations, cash flows and shareholders’ equity.

“Form S-3” means such form under the Act as in effect on the date hereof or any registration form under the Act subsequently adopted by the SEC in lieu of Form S-3 that permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

“Fully-Exercising Investor” has the meaning set forth in Section 3.4(b) of this Agreement.

“Holder” means any person owning or having the right to acquire Registrable Securities or any assignee or transferee thereof, including, without limitation, any Person that receives Holder Stock in a transfer exempt from the provisions of (i) Article IV pursuant to Section 4.7(a) or (ii) Article V pursuant to Section 5.5(a).

“Holder Stock” has the meaning set forth in Section 4.1 of this Agreement.

“Inspector” has the meaning set forth in Section 2.6(j) of this Agreement.

“IPO Effectiveness Date” means the date upon which the Company accomplishes a Qualified IPO.

“Joint Directors” has the meaning set forth in Section 7.1(b) of this Agreement.

“Major Holders” has the meaning set forth in Section 3.1.

“Material Adverse Effect” means, subject to any applicable cure or grace periods, a material adverse effect upon any of (a) the financial condition, operations, business or properties of the Company, (b) the ability of the Company to perform its material obligations under this Agreement or (c) the legality, validity or enforceability of this Agreement.

“Notice” has the meaning set forth in Section 3.4(a) of this Agreement.

“Participants” has the meaning set forth in Section 4.3 of this Agreement.

“Person” means any individual or group of individuals, firm, corporation, partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, limited liability company, governmental authority or other entity of any kind, and shall include any successor (by merger or otherwise) of such entity.

“Preferred” means the Series A Preferred, the Series B Preferred, the Series B-1 Preferred, the Series C Preferred, the Series C-1 Preferred, the Series C-2 Preferred, the Series C-3 Preferred, the Series D Preferred, the Series E Preferred and the Series F Preferred.

“Prohibited Transfer” has the meaning set forth in Section 4.8(a) of this Agreement.

“Pro Rata Share” has the meaning set forth in Section 4.2 of this Agreement.

“Qualified IPO” means the event of the closing of an underwritten initial public offering with aggregate offering proceeds to the Company of at least $100,000,000 (after reduction for underwriting discounts and commissions).

“Records” has the meaning set forth in Section 2.6(j) of this Agreement.

“Register”, “registered”, and “registration” refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Act, and the declaration or ordering of effectiveness of such registration statement or document.

“Registrable Securities” means (i) the Common issuable or issued upon conversion of the Series Preferred, as applicable, owned or acquired after the date hereof by the Series Preferred Shareholders or any transferees thereof, provided that such transfer was made in accordance with the terms hereof, and (ii) any Common issued as (or issuable upon the conversion or exercise of any warrant, right or other security that is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of the shares referenced in clause (i) above, excluding in all cases, however, any Registrable Securities sold by a Person in a transaction in which such Person’s rights are not assigned in accordance with the terms hereof. For the purposes of any determination under this Agreement, the number of shares of Registrable Securities shall equal the sum of (y) the number of shares of Common outstanding that are Registrable Securities and (z) and the number of shares of Common issuable pursuant to then exercisable or convertible securities that are exercisable or convertible into Registrable Securities as described in clauses (i) and (ii) above. Registrable Securities issuable upon exercise of an option to purchase equity securities of the Company or upon conversion of another security shall be deemed outstanding for the purposes of this Agreement.

“Registration Date” has the meaning set forth in Section 2.13 of this Agreement.

“Right of Opportunity” shall have the meaning set forth in Section 5.3(a) of this Agreement.

“Sale Notice” has the meaning set forth in Section 4.1 of this Agreement.

“SEC” shall mean the United States Securities and Exchange Commission or any other federal agency at the time administering the Act.

“Securities Filings” means the filing of a Form D, as promulgated under the Act, with the SEC and any filings required under applicable state securities or “blue sky” laws by the Company in respect of its issuance of any the Series A Preferred, Series B Preferred, Series C Preferred, Series C-1 Preferred, Series C-2 Preferred, Series C-3 Preferred, Series D Preferred, Series E Preferred or Series F Preferred.

“Selling Holder” has the meaning set forth in Section 5.1 of this Agreement.

“Series A Agreements” has the meaning set forth in Section 8.11 of this Agreement.

“Series A Preferred” means the Company’s No Par Value Series A Convertible Preferred Stock.

“Series A Shareholders” means the holders of the Company’s Series A Preferred.

“Series B Preferred” means the Company’s No Par Value Series B Convertible Preferred Stock.

“Series B Shareholders” means the holders of Series B Preferred.

“Series B-1 Preferred” means the Company’s No Par Value Series B-1 Convertible Preferred Stock

“Series B-1 Shareholders” means the holders of Series B-1 Preferred.

“Series C Preferred” means the Company’s No Par Value Series C Convertible Preferred Stock.

“Series C Shareholders” means the holders of Series C Preferred.

“Series C-1 Preferred” means the Company’s No Par Value Series C-1 Convertible Preferred Stock.

“Series C-1 Shareholders” means the holders of Series C-1 Preferred.

“Series C-2 Preferred” means the Company’s No Par Value Series C-2 Convertible Preferred Stock.

“Series C-2 Shareholders” means the holders of Series C-2 Preferred.

“Series C-3 Preferred” means the Company’s No Par Value Series C-3 Convertible Preferred Stock.

“Series C-3 Purchase Agreement” means the Series C-3 Convertible Preferred Stock Purchase Agreement, dated as of December 22, 2009, between the Company and NRM VI Holdings I, LLC, a Virginia limited liability company.

“Series C-3 Shareholders” means the holders of the Series C-3 Preferred.

“Series C-3 Transaction Documents” means collectively, this Agreement, applicable joinders thereto, and the Series C-3 Purchase Agreement.

“Series D Preferred” means the Company’s No Par Value Series D Convertible Preferred Stock.

“Series D Purchase Agreements” means the Series D Convertible Preferred Stock Purchase Agreements, dated on or about February 19, 2010, May 4, 2010, November 1, 2010, January 6, 2011 and February 25, 2011, between the Company and the Series D Shareholders.

“Series D Shareholders” means the holders of the Series D Preferred.

“Series D Transaction Documents” means collectively, this Agreement, applicable joinders thereto, and the Series D Purchase Agreements.

“Series E Preferred” means the Company’s No Par Value Series E Convertible Preferred Stock.

“Series E Purchase Agreements” means the Series E Convertible Preferred Stock Purchase Agreements, dated on on or about May 26, 2011, December 23, 2011, April 11, 2012 and October 26, 2012, between the Company and the Series E Shareholders.

“Series E Shareholders” means the holders of Series E Preferred.

“Series E Transaction Documents” means collectively, this Agreement, applicable joinders hereto, and the Series E Purchase Agreements.

“Series F Investors” has the meaning assigned such term in the recitals to this Agreement.

“Series F Preferred” has the meaning assigned such term in the recitals to this Agreement.

“Series F Purchase Agreements” has the meaning assigned to such term in the recitals to this Agreement.

“Series F Shareholders” means the holders of Series F Preferred.

“Series F Transaction Documents” means collectively, this Agreement, applicable joinders hereto, and the Series F Purchase Agreements.

“Series Preferred” means the Series A Preferred, Series B Preferred, Series B-1 Preferred, Series C Preferred, Series C-1 Preferred, Series C-2 Preferred, Series C-3 Preferred, Series D Preferred, Series E Preferred and Series F Preferred. Each series of Series Preferred is sometimes referred to herein as a “Series.”

“Series F Preferred Director” has the meaning set forth in Section 7.1(a) of this Agreement.

“Series Preferred Shareholders” means the Series A Shareholders, Series B Shareholders, Series B-1 Shareholders, Series C Shareholders, Series C-1 Shareholders, Series C-2 Shareholders, Series C-3 Shareholders, Series D Shareholders, Series E Shareholders and Series F Shareholders.

“Seventh Investors’ Rights Agreement” has the meaning assigned to such term in the preamble to this Agreement.

“Shares” means any of the Common or the Series Preferred or other securities convertible into or exercisable for any shares of any class of capital stock or any combination thereof.

“Tag Along Right” has the meaning set forth in Section 4.2 of this Agreement.

“Transaction Documents” means collectively, the Series C-3 Transaction Documents, the Series D Transaction Documents, the Series E Transaction Documents and the Series F Transaction Documents.

“Violation” has the meaning set forth in Section 2.10(a) of this Agreement.

“Unpurchased Shares” has the meaning set forth in Section 5.3(b) of this Agreement.

“U.S. GAAP” means generally accepted accounting principles in effect from time to time in the United States of America.

ARTICLE II

REGISTRATION RIGHTS

Section 2.1 General; Securities Subject to this Agreement.

(a)	The Company hereby grants registration rights to the Series Preferred Shareholders upon the terms and conditions set forth in this Agreement.

(b)	For the purposes of this Agreement, Registrable Securities will cease to be Registrable Securities when (i) a registration statement covering such Registrable Securities has been declared effective under the Act by the SEC and such Registrable Securities have been disposed of pursuant to such effective registration statement, (ii) the entire amount of Registrable Securities proposed to be sold by a Holder in a single sale, in the opinion of counsel satisfactory to the Company and the Holder, each in their reasonable judgment, may be distributed to the public without any limitation as to volume pursuant to Rule 144 (or any successor provision then in effect) under the Act, (iii) the Registrable Securities are proposed to be sold or distributed by a Person not entitled to the registration rights granted by this Agreement or (iv) three (3) years have elapsed since the IPO Effectiveness Date.

(c)	A Person is deemed to be a Holder whenever such Person owns of record Registrable Securities, or holds an option to purchase, or a security convertible into or exercisable or exchangeable for, Registrable Securities whether or not such acquisition or conversion has actually been effected and disregarding any legal restrictions upon the exercise of such rights. If the Company receives conflicting instructions, notices or elections from two (2) or more Persons with respect to the same Registrable Securities, the Company may act upon the basis of the instructions, notice or election received from the registered owner of such Registrable Securities.

Section 2.2 Demand Registration.

(a)

If the Company shall receive at any time after the earlier of (i) three (3) years after the date hereof or (ii) the IPO Effectiveness Date a written request from greater than seventy-five percent (75%) in interest of the Series C-3 Shareholders, the Series C-2 Shareholders, the Series C-1 Shareholders and the Series C Shareholders, voting together as a single class, that the Company register, under the Act (other than pursuant to a registration statement on Form S-4 or S-8 or any successor thereto) and under the securities or “blue sky” laws of any jurisdiction designated by such Holder or Holders (a “Demand Registration”), the number of Registrable Securities held by such Holders and any Affiliate thereof stated in such request, then the Company shall (i) within ten (10) days of receipt thereof, give written notice of such request to all Series E Shareholders and Series D Shareholders who own more than twenty percent (20%) of the outstanding shares of such respective Series as well as to (x) the Series F Shareholders, other than any Series F Shareholder who has sent a prior written notice to the Company that such Series F Shareholder does not want to receive any such notice of a Demand Registration, and (y) the Series C-3 Shareholders, the Series C-2 Shareholders, the Series C-1 Shareholders and the Series C Shareholders not participating in the request for a Demand Registration (collectively, the “Non-Demanding Shareholders”) and (ii) take such steps as are necessary to prepare for the registration of the Registrable Securities and file as soon as practicable, and in any event within forty-five (45) days of the receipt of such request, a registration statement under the Act covering all Registrable Securities that the Series C-3 Shareholders, the Series C-2 Shareholders, the Series C-1 Shareholders and the Series C Shareholders request to be registered, including any shares held by Affiliates of such Holders and any shares requested to be included in such registration by the Non-Demanding Shareholders within ten (10) days of receipt of written notice of such registration by such Holders, subject to the limitations contained herein. Notwithstanding the foregoing, the Company shall not be obligated to effect more than two (2) Demand Registrations pursuant to this Section 2.2. If at the time of any request to register Registrable Securities pursuant to this Section 2.2, the Company (i) is engaged in, or has fixed plans to engage in within one hundred eighty (180) days of the time of such request, a Qualified IPO, (ii) delivers notice to the Series C-3 Shareholders, the Series C-2 Shareholders, the Series C-1 Shareholders and the Series C Shareholders requesting such registration within thirty (30) days of such registration request of its intent to file a registration statement for a Qualified IPO within ninety (90) days, or (iii) is engaged in any other activity that, in the good faith determination of the Board, would be adversely affected by the requested registration and cause material detriment to the Company, then the Company may, at its option, direct that such request be delayed for a reasonable period not in excess of one hundred twenty (120) days from the date of such request, such right to delay a request to be exercised by the Company not more than once in any twelve (12) month period. In addition, the Company shall not be required to effect any registration within ninety (90) days after the effective date of any other registration statement of the Company (other than a registration statement on Form S-4 or S-8 or any successor thereto). Each request for a Demand Registration shall state the amount of the Registrable Securities proposed to be sold and the intended method of disposition thereof.

(b)

If the Series C-3 Shareholders, the Series C-2 Shareholders, the Series C-1 Shareholders and the Series C Shareholders initiating the registration request intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to Section 2.2(a). The underwriter or underwriters shall be selected by the Company and shall be reasonably acceptable to greater than seventy-five percent (75%) in interest of the Series C-3 Shareholders, the Series C-2 Shareholders, the Series C-1 Shareholders and the Series C Shareholders, voting together as a single class. The Non-Demanding Shareholders and the Series C-3 Shareholders, the Series C-2 Shareholders, the Series C-1 Shareholders and the Series C Shareholders proposing to distribute their securities through such underwriting shall (together with the Company as provided in Section 2.6(e)) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting.

Notwithstanding any other provision of this Section 2.2, if the underwriter advises the Non-Demanding Shareholders and the Series C-3 Shareholders, the Series C-2 Shareholders, the Series C-1 Shareholders and the Series C Shareholders in writing that market factors require a limitation of the number of shares to be underwritten, then the Series C-3 Shareholders, the Series C-2 Shareholders, the Series C-1 Shareholders and the Series C Shareholders initiating such registration shall so advise all holders of Registrable Securities that would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the underwriting shall be allocated among the Non-Demanding Shareholders and the Series C-3 Shareholders, the Series C-2 Shareholders, the Series C-1 Shareholders and the Series C Shareholders initiating such registration in proportion to the amount of Shares owned by each such Holder and their respective Affiliates; provided, however, that the number of shares of Registrable Securities to be included in such underwriting shall not be reduced unless all other securities are first entirely excluded from the underwriting. If any Non-Demanding Shareholder that has requested inclusion in such registration in accordance with the terms hereof does not agree to the terms of any such underwriting agreed to by the Company, the underwriter and the Series C-3 Shareholders, the Series C-2 Shareholders, the Series C-1 Shareholders and the Series C Shareholders initiating the registration, such Non-Demanding Holder shall be excluded therefrom by written notice from the Company, the underwriter or the Holders initiating the registration. The Registrable Securities so excluded also shall be withdrawn from registration. If shares are so withdrawn from the registration and if the number of shares to be included in such registration was previously reduced as a result of marketing factors pursuant to this Section 2.2(b), then the Company shall offer to all Holders who have retained the right to include Registrable Securities in the registration the right to include additional securities in the registration in an amount equal to the number of shares so withdrawn, with such shares to be allocated in proportion to the amount of Registrable Securities owned by each Holder.

(c)

The Company shall use its best efforts to cause any such Demand Registration to become and remain effective as soon as practicable, but in any event not later than ninety (90) days after it receives a request under Section 2.2(a) hereof. A registration shall not constitute a Demand Registration until it has become effective and remains continuously effective for the lesser of (i) the period during which all Registrable Securities registered in the Demand Registration are sold and (ii) one hundred eighty (180) days; provided, however, that a registration shall not constitute a Demand Registration if (x) after such Demand Registration has become effective, such registration or the related offer, sale or distribution of Registrable Securities thereunder is interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court for any reason not attributable to the Series

C-3 Shareholders, the Series C-2 Shareholders, the Series C-1 Shareholders and the Series C Shareholders and such interference is not thereafter eliminated in a reasonable period of time, (y) the conditions to closing specified in the underwriting agreement, if any, entered into in connection with such Demand Registration are not satisfied or waived, other than by reason of a failure by the Series C-3 Shareholders, the Series C-2 Shareholders, the Series C-1 Shareholders or the Series C Shareholders or (z) if the request for such Demand Registration is withdrawn by the requesting Holders and such Holders reimburse the Company for any expenses incurred in relation thereto.

Section 2.3 Company Registration.

If (but without any obligation to do so) the Company proposes to register any of its Common under the Act in connection with an underwritten offering of such Common for its own account (other than a registration statement on Form S-4 or S-8 or any successor thereto), then the Company shall give written notice of such proposed filing to the Holders at least thirty (30) days before the anticipated filing date, and such notice shall describe the proposed registration and distribution and offer such Holders the opportunity to register the number of Registrable Securities as the Holders may request. Upon the written request of any Holder given within twenty (20) days after mailing of such notice by the Company in accordance with Section 8.5, the Company shall, subject to the provisions of Section 2.6, cause to be registered under the Act all of the Registrable Securities that the Holders requested to be registered.

Section 2.4 Form S-3 Registration.

(a)

In case the Company shall receive from any Holder or Holders a written request or requests that the Company effect a registration on Form S-3 and any related “blue sky” law qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holders (which amount of Registrable Securities shall have a fair market value of at least $500,000 in the aggregate, based upon the last sales price of the Common on a national exchange or over-the-counter market, as applicable, on the day immediately preceding the date of such request), the Company will (i) promptly give notice of the proposed registration, and any related “blue sky” law qualification or compliance, to all other Holders and (ii) as soon as practicable, but in any event not more than thirty (30) days after its receipt of such request, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holders’ Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holders joining in such request as are specified in a written request given within fifteen (15) days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, “blue sky” law qualification or compliance, pursuant to this Section 2.4: (w) if Form S-3 is not available for such offering by the Holders; (x) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public (after deduction of any underwriters’ discounts or commissions) of less than $500,000; (y) if the Company has, within the twelve (12) month period preceding the date of such request, already effected one (1) such registration on Form S-3 for the Holders pursuant to this Section 2.4; or (z) if the Company shall furnish to the initiating Holders a certificate signed by the Chief Executive Officer or President of the Company stating that in the good faith judgment of the Board, it would be materially detrimental to the Company and its shareholders for such Form S-3 Registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than sixty (60) days after receipt of the request of the Holders under this Section 2.4.

(b)	Subject to the foregoing, the Company shall file a registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders.

(c)	No registration requested by any Holder pursuant to this Section 2.4 shall be deemed a Demand Registration pursuant to Section 2.2.

Section 2.5 Restrictions on Public Sale by the Company.

The Company agrees not to effect any public sale or distribution of any Shares (except (i) pursuant to registrations on Form S-4 or S-8 or any successor thereto or (ii) for those securities being sold by the Company pursuant to a registration statement in which the Holders of Registrable Securities are participating) during the period beginning on the effective date of any registration statement in which the Holders of Registrable Securities are participating and ending on the earlier of (i) the date on which all Registrable Securities registered on such registration statement are sold or (ii) one hundred eighty (180) days after the effective date of such registration statement.

Section 2.6 Obligations of the Company.

Whenever required under this Article II to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

(a)

Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its reasonable best efforts to cause such registration statement to become effective, and, upon the request of the

Holders of a majority of the votes then represented by the Registrable Securities held by the Holders registered thereunder, keep such registration statement effective for a period of up to one hundred eighty (180) days or until the distribution contemplated in the registration statement has been completed (the “Effectiveness Period”); provided, however, that (i) the Effectiveness Period shall be extended for a period of time equal to the period the Holders refrain from selling any securities included in such registration at the request of an underwriter of Common (or other securities) of the Company; and (ii) in the case of any registration of Registrable Securities on Form S-3 that are intended to be offered on a continuous or delayed basis, the Effectiveness Period shall be extended, if necessary, to keep the registration statement effective until all such Registrable Securities are sold, provided that Rule 415, or any successor rule under the Act, permits an offering on a continuous or delayed basis, and provided further that applicable rules under the Act governing the obligation to file a post-effective amendment permit, in lieu of filing a post-effective amendment that (x) includes any prospectus required by Section 10(a)(3) of the Act or (y) reflects facts or events representing a material or fundamental change in the information set forth in the registration statement, the incorporation by reference of information required to be included in (x) and (y) above to be contained in periodic reports filed pursuant to Section 13 or 15(d) of the 1934 Act in the registration statement. In the event that, in the good faith and reasonable judgment of the Company, it is advisable to suspend use of the prospectus relating to such registration statement for a discrete period of time (a “Deferral Period”) due to pending material corporate developments or similar material events that have not yet been publicly disclosed and as to which the Company believes public disclosure will be prejudicial to the Company, the Company shall deliver a certified resolution of the Board, signed by a duly authorized officer of the Company, to each Holder of Registrable Securities covered by such registration statement, to the effect of the foregoing and, upon receipt of such certificate, such Holders agree not to dispose of such Holders’ Registrable Securities covered by such registration or prospectus (other than in transactions exempt from the registration requirements under the Act); provided, however, that such Deferral Period shall be no longer than forty-five (45) days and that there may be only one Deferral Period during any twelve (12) month period. The Effectiveness Period shall be extended for a period of time equal to such Deferral Period.

(b)	Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement.

(c)	Furnish to the Holders of Registrable Securities covered by such registration statement such numbers of copies of a prospectus, including any preliminary prospectus, and any amendment or supplement thereto and a reasonable number of copies of the then-effective registration statement and any post-effective amendment thereto, all in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of such Registrable Securities.

(d)	Use its reasonable best efforts to register and qualify the securities covered by such registration statement under such other securities or “blue sky” laws of such jurisdictions, and to continue such qualification in effect in such jurisdictions, as shall be reasonably requested by the Holders; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

(e)	In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering; provided that each Holder participating in such underwriting shall also enter into and perform its obligations under such underwriting agreement.

(f)	Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and at the request of any such Holder prepare and furnish to such Holder a reasonable number of copies of a supplement or an amendment to such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

(g)	Cause all such Registrable Securities registered pursuant hereto to be listed on each securities exchange or automated quotation system on which shares of Common are then listed.

(h)	Provide a transfer agent and registrar for all Registrable Securities registered pursuant hereto and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

(i)	Permit a single firm of counsel designated as selling shareholders’ counsel by the holders of a majority of the shares of Series F Preferred, Series E Preferred, Series D Preferred, Series C-3 Preferred and Series C-2 Preferred participating in such registration, or, in the event no Series F Shareholders, Series E Shareholders, Series D Shareholders, Series C-3 Shareholders or Series C-2 Shareholders are participating in such registration, by the holders of a majority of shares of Series C-1 Preferred participating in such registration, or, in the event no Series C-1 Shareholders are participating in such registration, by the holders of a majority of shares of Series C Preferred participating in such registration, or, in the event no Series C Shareholders are participating in such registration, by the holders of a majority of shares of Series B-1 Preferred participating in such registration, or, in the event no Series B-1 Shareholders are participating in such registration, by the holders of a majority of shares of Series B Preferred participating in such registration, or, in the event no Series B Shareholders are participating in such registration, by the holders of a majority of shares of Series A Preferred participating in such registration, to review, at the expense of the Holders, the registration statement and all amendments and supplements thereto a reasonable period of time prior to their filing with the SEC and state authorities, and shall not file any document in a form to which such counsel reasonably objects.

(j)	Make available for inspection by any seller of Registrable Securities, any managing underwriter participating in any disposition pursuant to such registration statement, Holders’ counsel and any attorney, accountant or other agent retained by any such seller or any managing underwriter (each, an “Inspector” and collectively, the “Inspectors”), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the “Records”) as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company’s officers, directors and employees, and the independent public accountants of the Company, to supply all information reasonably requested by any such Inspector in connection with such registration statement. Records that the Company determines, in good faith, to be confidential and of which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (x) the disclosure of such Records is necessary to avoid or correct a material misstatement or omission in the registration statement, (y) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction or (z) the information in such Records was known to the Inspectors on a non-confidential basis prior to its disclosure by the Company or has been made generally available to the public. Each seller of Registrable Securities agrees that it shall, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at the Company’s expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential.

(k)	If such sale is pursuant to an underwritten offering, use its reasonable best efforts to obtain a “cold comfort” letter from the Company’s independent public accountants in customary form and covering such matters of the type customarily covered by “cold comfort” letters as Holders’ counsel or the managing underwriter reasonably request.

(l)	Use its reasonable best efforts to furnish, at the request of any seller of Registrable Securities on the date such securities are delivered to the underwriters for sale pursuant to such registration or, if such securities are not being sold through underwriters, on the date the registration statement with respect to such securities becomes effective, an opinion, dated such date, of counsel representing the Company for the purposes of such registration, addressed to the underwriters, if any, and to the seller making such request, covering such legal matters with respect to the registration in respect of which such opinion is being given as such underwriters, if any, and such seller may reasonably request and are customarily included in such opinions and are reasonably acceptable to counsel representing the Company.

(m)	Otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable but no later than fifteen (15) months after the effective date of the registration statement, an earnings statement covering a period of twelve (12) months beginning after the effective date of the registration statement, in a manner which satisfies the provisions of Section 11(a) of the Act and Rule 158 thereunder.

(n)	Cooperate with each seller of Registrable Securities and each underwriter participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the Financial Industry Regulatory Authority, Inc.

(o)	Use its reasonable best efforts to take all other steps necessary to effect the registration of the Registrable Securities contemplated hereby.

Section 2.7 Furnish Information.

It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Article II with respect to the Registrable Securities that any selling Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Registrable Securities.

Section 2.8 Expenses of Registration.

(a)	Except as set forth in Section 2.8(b), the Company shall bear and pay all expenses incurred in connection with any registration, filing or qualification of Registrable Securities with respect to two (2) registrations pursuant to Section 2.2, any registrations pursuant to Section 2.3 and any registrations pursuant to Section 2.4 hereof, including (without limitation) all registration, filing and qualification fees, printers’ and accounting fees, “blue sky” fees and expenses, including fees and disbursements of counsel (up to $20,000) related to all “blue sky” matters, fees and expenses of listing any Registrable Securities on any securities exchange or automated quotation system on which shares of Common are then listed, fees and disbursements of counsel for the Company, but excluding stock transfer taxes that may be payable by the selling Holders, the fees and expenses of any counsel pursuant to Section 2.6(i), the fees and expenses of any Inspectors pursuant to Section 2.6(j) and underwriting discounts and commissions relating to Registrable Securities covered by such registration, which shall be borne pro rata by the Holders. Expenses for any and all registrations not specifically payable by the Company pursuant to this Section 2.8(a) shall be borne pro rata by the selling shareholders based on the number of shares of Registrable Securities sold by each such selling shareholder in the offering.

(b)	Notwithstanding Section 2.8(a), the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 2.2 if the registration request is subsequently withdrawn at the request of the Series C-3 Shareholders, the Series C-2 Shareholders, the Series C-1 Shareholders and the Series C Shareholders holding a majority of the votes represented by Shares to be registered (in which case all participating holders shall bear such expenses), unless the Series C-3 Shareholders, the Series C-2 Shareholders, the Series C-1 Shareholders and the Series C Shareholders holding a majority of the votes represented by the Shares to be registered agree to forfeit their right to one of the demand registrations to which they are entitled pursuant to Section 2.2; provided, however, that if such withdrawal occurs prior to the date the registration statement shall have become effective and at the time of such withdrawal, the Series C-3 Shareholders, the Series C-2 Shareholders, the Series C-1 Shareholders and the Series C Shareholders have learned of a material adverse change in the financial condition, business, prospects, properties or results of operations of the Company from that known to such Holders at the time of their request and have withdrawn the request with reasonable promptness following disclosure by the Company of such material adverse change, then the Series C-3 Shareholders, the Series C-2 Shareholders, the Series C-1 Shareholders and the Series C Shareholders shall retain their respective rights pursuant to Section 2.2 and the selling Holders shall not be required to pay any of such expenses.

Section 2.9 Underwriting Requirements.

In connection with any offering involving an underwriting of shares of Common being issued by the Company, the Company shall be required under Section 2.3 to include any Registrable Securities held by the Holders in such underwriting on the same terms and conditions as the securities of the Company included therein, but only in such quantity as the underwriters determine in their good faith judgment and written opinion will not jeopardize the success of the offering by the Company. If such written opinion states that the registration of all or part of the Registrable Securities that the Holders have requested to be included would materially adversely affect such offering, then the Company shall be required to include in such registration, to the extent of the amount that the underwriters believe may be sold without jeopardizing the success of the offering, first, all of the securities to be offered for the account of the Company; second, the Registrable Securities to be offered for the account of the Series F Shareholders, Series E Shareholders, the Series D Shareholders and Series C-3 Shareholders, pro rata, on an as-if-converted basis, based upon the amount recommended by the underwriters; third, the Registrable Securities to be offered for the account of the Series C-2 Shareholders, pro rata based upon the amount recommended by the underwriters; fourth, the Registrable Securities to be offered for the account of the Series C-1 Shareholders, pro rata based upon the amount recommended by the underwriters; fifth, the Registrable Securities to be offered for the account of the Series C Shareholders, pro rata based upon the amount recommended by the underwriters; sixth, the Registrable Securities to be offered for the account of the Series B-1 Shareholders, pro rata based upon the amount recommended by the underwriters; seventh, the Registrable Securities to be offered for the account of the Series B Shareholders, pro rata based upon the amount recommended by the underwriters; eighth, the Registrable Securities to be offered for the account of the Series A Shareholders, pro rata based upon the amount recommended by the Underwriters; and ninth, any other shares of Common required to be included in such underwriting and so requested to be included, pro rata based upon the amount recommended by the underwriters; provided, however, that the aggregate value of the Registrable Securities to be included in such registration by the Holders may not be so reduced to less than twenty-five percent (25%) of the total value of all securities included in such registration, unless such offering is a Qualified IPO of the Company’s securities, in which case the selling Holders may be excluded if the underwriters make the determination described above and no other shareholders’ securities are included. For purposes of the preceding sentence concerning apportionment, for any selling shareholder that is a Holder of Registrable Securities that is a partnership, limited liability company or corporation, the partners, retired partners, members and shareholders of such Holder, or the estates and family members of any such partners and retired partners or members and any trusts for the benefit of any of the foregoing persons and Affiliates of such Holder shall be deemed to be a single “selling shareholder,” and any pro rata reduction with respect to such “selling shareholder” shall be based upon the aggregate amount of Registrable Securities owned by all entities and individuals included in such “selling shareholder,” as defined in this sentence.

Section 2.10 Indemnification.

In the event any Registrable Securities are included in a registration statement under this Article II:

(a)	To the extent permitted by law, the Company will indemnify and hold harmless each Holder and their respective officers, directors, trustees, partners, employees, advisors and agents, any underwriter (as defined in the Act) for such Holder and each Person or entity, if any, who controls such Holder or underwriter within the meaning of the Act or the 1934 Act, against any losses, claims, damages, expenses or liabilities (joint or several) to which they may become subject under the Act or the 1934 Act, insofar as such losses, claims, damages, expenses or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively, a “Violation”): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Act, the 1934 Act, or any rule or regulation promulgated under the Act or the 1934 Act; and the Company will reimburse, as incurred, the Holders and any officer, director, partner, underwriter or controlling person of the Holders, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 2.10(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld, delayed or conditioned), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation that occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Holder or any officer, director, partner, employee, advisor, agent, underwriter or controlling person of such Holder.

(b)

To the extent permitted by law, each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each Person, if any, who controls the Company within the meaning of the Act and any underwriter against any losses, claims, damages, expenses or liabilities (joint or several) to which any of the foregoing Persons may become subject, under the Act or the 1934 Act insofar as such losses, claims, damages, expenses or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will reimburse, as incurred, any legal or other expenses reasonably incurred by any Person intended to be indemnified pursuant to this Section 2.10(b), in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 2.10(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder (which consent shall not be unreasonably withheld, delayed or conditioned); provided further, that, in no event shall the aggregate indemnity payments under this Section 2.10(b) exceed the aggregate proceeds (net of underwriting discounts and commissions) from the sale of the Registrable Securities received by such Holder from the shares sold by such Holder in the offering in question.

(c)	Promptly after receipt by an indemnified party under this Section 2.10 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.10, deliver to the indemnifying party a written notice of the commencement thereof; provided, however, that the failure to so notify the indemnifying party shall not relieve the indemnifying party of any liability that it may have to the indemnified party hereunder. The indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. An indemnifying party shall not, without the prior written consent of the indemnified parties, settle, compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder by such indemnified parties (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes a release of such indemnified party reasonably acceptable to such indemnified party from all liability arising out of such claim, action, suit or proceeding or unless the indemnifying party shall confirm in a written agreement reasonably acceptable to such indemnified party, that notwithstanding any federal, state or common law, such settlement, compromise or consent shall not adversely affect the right of any indemnified party to indemnification as provided in this Section 2.10.

(d)	If the indemnification provided for in this Section 2.10 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission. Notwithstanding the foregoing, the liability of each Holder under this Section 2.10(d) shall be limited to an amount equal to the aggregate proceeds (net of underwriting discounts and commissions) from the sale of the Registrable Securities received by such Holder from the shares sold by such Holder in the offering in question.

(e)	Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into by the Company and one or more Holders in connection with a Qualified IPO are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control with respect to the Company and such Holders.

(f)	The obligations of the Company and the Holders under this Section 2.10 shall survive the completion of any offering of Registrable Securities in a registration statement under this Article II, and otherwise.

Section 2.11 Assignment of Registration Rights.

The rights to cause the Company to register Registrable Securities pursuant to this Article II may be assigned (but only with all related obligations) by (a) a Holder to a transferee or assignee of such securities who, after such assignment or transfer, holds (together with its Affiliates) at least ten percent (10%) the shares of Registrable Securities originally purchased from the Company by the transferring Holder (subject to appropriate adjustment for stock splits, stock dividends, combinations and other recapitalizations and including for purposes of such calculation the shares of Common then issuable upon conversion of any securities of the Company), (b) a Holder to its partners, members, former partners or former members (or their estates) or Affiliates or (c) a Holder to any family member or trust for the benefit of the Holder; provided: (i) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the Registrable Securities with respect to which such registration rights are being assigned; (ii) such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement; and (iii) such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Act.

Section 2.12 Limitations on Subsequent Registration Rights.

From and after the date of this Agreement, the Company shall not, without the prior written consent of greater than seventy-five percent (75%) in interest of the Series C-3 Shareholders, the Series C-2 Shareholders, the Series C-1 Shareholders and the Series C Shareholders, voting together as a single class, enter into any agreement with any holder or prospective holder of any securities of the Company (other than Series E Shareholders who become party to this Agreement) that would allow such holder or prospective holder (a) to include such securities in any registration filed under Section 2.2, Section 2.3 or Section 2.4 hereof, unless under the terms of such agreement, such holder or prospective Holder may include such securities in any such registration only to the extent that the inclusion of such Holder’s securities will not reduce the amount of the Registrable Securities of the Series C-3 Shareholder, the Series C-2 Shareholders, the Series C-1 Shareholders or the Series C Shareholders that are included or (b) to effect a registration that could result in such registration statement being declared effective prior to the earlier of either of the dates set forth in Section 2.2(a) or within 180 days of the effective date of any registration effected pursuant to Section 2.2, Section 2.3 or Section 2.4.

Section 2.13 Termination of Registration Rights.

No Holder shall be entitled to exercise any right provided for in this Article II after the earlier of (i) five (5) years following the IPO Effectiveness Date (the “Registration Date”) and (ii) the date after the IPO Effectiveness Date on which a Holder can sell all shares of Registrable Securities issued to it pursuant to Rule 144(b) under the Act, provided, however, that notwithstanding clause (ii) above, a Holder shall be entitled to exercise its rights under this Article II so long as (x) five (5) years have not elapsed since the Registration Date and (y) such Holder (together with its Affiliates) owns more than one percent (1%) of the outstanding capital stock of the Company.

Section 2.14 “Market Stand-Off” Agreement.

Each Holder hereby agrees that, during the period of duration specified by the Company and an underwriter of Common or other securities of the Company, following the IPO Effectiveness Date, it shall not, to the extent requested in writing by the Company and such underwriter, directly or indirectly sell, offer to sell, contract to sell or dispose of (other than to donees who agree to be similarly bound) any securities of the Company held by it at any time during such period except Common included in such registration; provided, however, that:

(a)	such agreement shall be applicable only to the first registration statement of the Company which covers securities to be sold on its behalf in a Qualified IPO;

(b)	all officers and directors of the Company and all holders of at least one percent (1%) of the Company’s outstanding Common are also subject to such a market stand-off period; and

(c)	such market stand-off time period shall not exceed one hundred eighty (180) days.

In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the securities of the Company held by each Holder (and the shares or securities of every person subject to the foregoing restriction) until the end of such period.

Notwithstanding the foregoing, the obligations described in this Section 2.14 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a Rule 145 transaction under the Act.

ARTICLE III

COVENANTS OF THE COMPANY

Section 3.1 Delivery of Financial Statements and Other Information.

So long as the Series F Shareholders, Series C-3 Shareholders, the Series C-2 Shareholders, the Series C-1 Shareholders or the Series C Shareholders continue to own any shares of the Series F Preferred, Series C-3 Preferred, the Series C-2 Preferred, the Series C-1 Preferred, the Series C Preferred or any Common issued upon conversion of the Series F Preferred, Series C-3 Preferred, the Series C-2 Preferred, the Series C-1 Preferred or the Series C Preferred, the Company shall deliver to each of the Series Preferred Shareholders who, together with their Affiliates, own more than twenty percent (20%) of the outstanding shares of a given Series or who, together with their Affiliates, have invested at least an aggregate of $10,000,000 in the Company (collectively, the “Major Holders”), in form and substance satisfactory to the Series F Shareholders and the Series C-3 Shareholders:

(a)

as soon as available, but not later than one hundred and twenty (120) days after the end of each fiscal year of the Company after the date hereof, a copy of the Company’s audited Financial Statements as of the end of and for such fiscal year, setting forth in comparative form the figures for the previous year, all in reasonable detail and accompanied by the opinion of a an independent registered public accounting firm, which report shall state without qualification that such Financial Statements present fairly the financial condition as of such date and results of operations and cash flows for the periods indicated in conformity with U.S. GAAP applied on a consistent basis;

(b)	as soon as available, but in any event not later than forty-five (45) days after the end of each fiscal quarter, the unaudited balance sheet of the Company, and the related unaudited statements of operations and cash flows for such quarter;

(c)	prompt notice of any material litigation or material adverse claims or disputes with respect to the Company; provided that, that the Company may take reasonable steps to preserve the confidentiality and attorney-client privilege with respect to any such litigation, claim or dispute, including withholding such information based on advice of outside counsel or requiring a confidentiality undertaking; and

(d)	any material document relating to Company affairs delivered to any other non-employee shareholder of the Company in such shareholder’s capacity as a shareholder, subject to a confidentiality undertaking reasonably required by the Company.

Section 3.2 Right to Inspect.

Each of the Major Holders, and any designee of any of the Major Holders, shall have the right, and the Company shall permit any such Holder or such designee, after having provided reasonable notice to the Company thereof, to visit and inspect, during normal business hours, any and all properties of the Company, including the books of record and account, other financial records and corporate records of the Company; provided, however, that with respect to any such designees, the foregoing right to inspect is conditioned on such designees’ execution of any confidentially agreement reasonably requested by the Company in a form reasonably acceptable to the Company. The Company shall also make its officers reasonably available to any such Holder or such designee during normal business hours for the purpose of discussing the affairs of the Company, provided however that any such request shall not materially interfere with the operation of the Company’s business.

Section 3.3 Termination of Information and Inspection Covenants.

The covenants set forth in Section 3.1 and Section 3.2 shall terminate and be of no further force or effect when the sale of securities pursuant to a registration statement filed by the Company under the Act in connection with a Qualified IPO is consummated or when the Company first becomes subject to the periodic reporting requirements of Sections 12(g) or 15(d) of the 1934 Act, whichever event shall first occur.

Section 3.4 Right of First Offer.

Subject to the terms and conditions specified in this Section 3.4, the Company hereby grants to each of the Series Preferred Shareholders a right of first offer with respect to future sales by the Company of its Shares.

Except as provided in Section 3.4(d) hereof, each time the Company proposes to offer any Shares, the Company shall first make an offering of such Shares to the Series Preferred Shareholders in accordance with the following provisions:

(a)	The Company shall deliver a notice by certified mail (“Notice”) to the Series Preferred Shareholders stating (i) its bona fide intention to offer such Shares, (ii) the number of such Shares to be offered, and (iii) the price and terms, if any, upon which it proposes to offer such Shares.

(b)	By written notification to be received by the Company within twenty (20) calendar days after delivery of the Notice, the Series Preferred Shareholders may elect to purchase or obtain, at the price and on the terms specified in the Notice, up to that portion of such Shares that equals the proportion that the number of Shares of Common then held by such shareholder bears to the total number of Shares of Common then outstanding (assuming full conversion and exercise of all convertible or exercisable securities). The Company shall promptly, in writing, inform each shareholder that purchases all Shares available to it (“Fully-Exercising Investor”) of any other shareholder’s failure to do likewise. During the ten (10) day period commencing after such information is given, each Fully-Exercising Investor shall be entitled to obtain that portion of the Shares not subscribed for by the Series Preferred Shareholders that is equal to the proportion that the number of shares of Common then issued and held by such Fully-Exercising Investor bears to the total number of shares of Common issued and held by all Fully-Exercising Investors who wish to purchase their pro rata portion of the unsubscribed Shares (assuming full conversion and exercise of all convertible or exercisable securities).

(c)

If all Shares referred to in the Notice that the Series Preferred Shareholders are entitled to obtain pursuant to Section 3.4(b) are not elected to be obtained as provided in Section 3.4(b) hereof, the Company may, during the thirty (30) day period following the expiration of the period provided in Section 3.4(b) hereof, offer the remaining unsubscribed portion of such Shares to any Person or Persons at a price not less than, and upon terms no more favorable to the offeree than, those specified in the Notice. If the Company does not enter into an agreement for the sale of the Shares within such period, or if such agreement is not consummated within thirty (30) days of the execution thereof, the right of first offer provided under this Section 3.4 shall be deemed to be revived and such Shares shall not be offered unless first offered to the Series Preferred Shareholders in accordance with this Section 3.4. The right of first offer in this Section 3.4 shall not be applicable (i) to the issuance or sale of

Common (or options therefor) to employees, directors, consultants or advisors of the Company, for the primary purpose of soliciting or retaining their employment or services, approved by the Board, (ii) to the consummation of a Qualified IPO, (iii) to the issuance of Shares pursuant to the conversion or exercise of convertible or exercisable securities, (iv) to the issuance of Shares solely in connection with a bona fide business acquisition by the Company, whether by merger, consolidation, sale of assets, sale or exchange of stock or otherwise, approved by the Board, (v) to Shares issued solely in connection with the establishment of credit facilities, including equipment financings, approved by the Board, (vi) to Shares issued as dividends or distributions on the Preferred, or (vii) to Shares (or derivatives thereof) issued to strategic partners approved by the Board.

(d)	The rights granted by the Company pursuant to this Section 3.4 shall terminate and be of no further force or effect immediately prior to the IPO Effectiveness Date and such rights shall be reinstated if such Qualified IPO is not consummated.

Section 3.5 Affirmative Covenants.

The Company agrees as follows:

(a)	The Company will promptly pay and discharge, or cause to be paid and discharged, when due and payable, all lawful taxes, assessments, and governmental charges or levies imposed upon the income, profits, property or business of the Company; provided, however, that any such tax, assessment, charge or levy need not be paid if the validity thereof shall currently be contested in good faith by appropriate proceedings and if the Company shall have set aside on its books adequate reserves with respect thereof, and provided further, that the Company will pay all such taxes, assessments, charges or levies forthwith upon the commencement of proceedings to foreclose any lien that may have attached as security therefor. The Company will promptly pay or cause to be paid when due, or in conformance with customary trade terms, all other indebtedness incident to the operations of the Company where the failure to pay any such indebtedness could reasonably be expected to have a Material Adverse Effect on the Company;

(b)	The Company will keep its material properties in good repair, working order and condition, reasonable wear and tear excepted, and from time to time make all needful and proper repairs, renewals, replacements, additions and improvements thereto; and the Company will at all times comply with the provisions of all material leases to which it is a party or under which it occupies property so as to prevent any loss or forfeiture thereof or thereunder;

(c)	Except as otherwise decided in accordance with policies adopted by the Board, the Company will keep its assets that are of an insurable character insured by nationally-recognized insurers against loss or damage by fire, extended coverage and explosion insurance in amounts customary for companies in similar businesses similarly situated; and the Company will maintain, with nationally-recognized insurers, insurance against other hazards, risks and liabilities to persons and property to the extent and in the manner customary for companies in similar businesses similarly situated;

(d)	The Company will keep true records and books of account in which full, true and correct entries will be made of all dealings or transactions in relation to its business and affairs in accordance with U.S. GAAP applied on a consistent basis;

(e)	The Company shall duly observe and conform to all valid requirements of governmental authorities relating to the conduct of its business or to its property or assets where the failure to observe and conform to such requirements could reasonably be expected to have a Material Adverse Effect on the Company;

(f)	The Company shall maintain in full force and effect its corporate existence, rights and franchises and all licenses and other rights to use patents, processes, licenses, trademarks, trade names or copyrights owned or possessed by it and deemed by the Company to be material and necessary to the conduct of its business;

(g)	The Company will retain an independent registered public accounting firm acceptable to the holders of a majority of the shares of Series C-3 Preferred who shall certify the Company’s Financial Statements at the end of each fiscal year. In the event the services of the independent registered public accounting firm so selected, or any firm hereafter employed by the Company are terminated, the Company will promptly thereafter notify each of the Major Holders and will request the independent registered public accounting firm whose services are terminated to deliver to each of the Major Holders a letter from such firm setting forth the reasons for the termination of its services. In the event of such termination, the Company will promptly thereafter engage another independent registered public accounting firm acceptable to the holders of a majority of the shares of Series C-3 Preferred. In its notice to the Major Holders, the Company shall state whether the change of accountants was recommended or approved by the Board or any committee thereof;

(h)	The Company will cause each person now or hereafter employed by it not considered an executive of the Company and not bound by an employment agreement to enter into a proprietary information and inventions agreement substantially in a form approved by the Company’s legal counsel;

(i)	The Company shall file the Securities Filings in the time periods required for such filings; and

(j)	The Company shall at all times reserve and keep available out of its authorized shares of Common, solely for the purpose of issue or delivery upon conversion or exercise of the Preferred or other securities as provided in the Articles of Incorporation, the maximum number of shares of Common that may be issuable or deliverable upon such conversion or exercise, as the case may be. Such shares of Common are duly authorized and, when issued or delivered in accordance with the Articles of Incorporation, shall be validly issued, fully paid and non-assessable. The Company shall issue such shares of Common in accordance with the terms of the Articles of Incorporation, and otherwise comply with the terms hereof and thereof.

Section 3.6 Termination of Certain Covenants.

The covenants set forth in Section 3.5 shall terminate and be of no further force or effect upon the consummation of a Qualified IPO.

ARTICLE IV

PARTICIPATION RIGHTS IN SALES BY HOLDERS

Section 4.1 Notice of Sales by Holders.

If any Holder proposes to sell or transfer any Shares they hold (“Holder Stock”), then such selling Holder shall promptly give written notice (the “Sale Notice”) to the Company at least thirty-five (35) days prior to the proposed closing of such sale or transfer. The Company shall provide a copy of such Sale Notice to the Series Preferred Shareholders within five (5) days of its receipt thereof. The Sale Notice shall describe in reasonable detail the proposed sale or transfer including, without limitation, the number of shares of Holder Stock to be sold or transferred, the nature of such sale or transfer, the consideration to be paid, and the name and address of each prospective purchaser or transferee. In the event that the sale or transfer is exempted from this Article IV pursuant to the provisions of Section 4.7(a), the Sale Notice shall so state the basis for such exemption.

Section 4.2 Right to Participate.

The Series Preferred Shareholders shall have the right, exercisable upon written notice to such selling Holder within fifteen (15) days after receipt of the Sale Notice from the Company, to participate in such sale of Holder Stock on the same terms and conditions (the “Tag Along Right”). To the extent any of the Series Preferred Shareholders exercises such right of participation in accordance with the terms and conditions set forth in this Article IV, the number of shares of Holder

Stock that the selling Holder may sell or transfer in the transaction shall be correspondingly reduced. Any Series Preferred Shareholders may sell all or any part of that number of shares of Common equal to the product obtained by multiplying (i) the aggregate number of shares of Holder Stock covered by the Sale Notice by (ii) a fraction, the numerator of which is the number of shares of Common (on an as-if-converted basis) owned by the shareholder at the time of the sale or transfer and the denominator of which is the total number of shares of Common (on an as-if-converted basis) owned by the selling Holder and the Series Preferred Shareholders participating in such sale or transfer at the time of the sale or transfer (such product being referred to herein as a shareholder’s “Pro Rata Share”).

Section 4.3 Notice.

If any Series Preferred Shareholders elects to participate by selling all or a portion of its Shares in the selling Holder’s sale pursuant to this Article IV, the selling Holder shall provide written notice to the participating shareholders (the “Participants”) confirming the terms of the transfer of shares held by both the Holder and the Participants, including the number of shares calculated to be each shareholder’s Pro Rata Share to be sold by each of the Holder and the Participants.

Section 4.4 Transfer of Shares.

The Participant shall effect its participation in the sale by promptly delivering to the selling Holder for transfer to the prospective purchaser one or more certificates, properly endorsed for transfer, that represent:

(a)	the number of shares of Common that such Participant elects to sell; or

(b)	that number of shares of Preferred that is at such time convertible into the number of shares of Common that the Participant elects to sell; provided, however, that if the prospective purchaser objects to the delivery of Preferred, such Participant shall convert such Preferred into Common and deliver Common as provided in Section 4.4(a). The Company agrees to make any such conversion concurrent with the actual transfer of such Shares of the purchaser.

Section 4.5 Effecting the Transfer; Refusal of Shares.

The stock certificate or certificates that the Participant delivers to the selling Holder pursuant to Section 4.4 shall be transferred to the prospective purchaser upon consummation of the sale of the Shares pursuant to the terms and conditions specified in the Sale Notice, and the selling Holder shall concurrently therewith remit to the Participant that portion of the sale proceeds to which the Participant is entitled by reason of its participation in such sale. To the extent that any prospective purchaser or purchasers prohibits such assignment or otherwise refuses to purchase Shares from a Participant exercising its Tag Along Right herein, the selling Holder shall not sell to such prospective purchaser or purchasers any Holder Stock unless and until, simultaneously with such sale, the selling Holder shall purchase such Shares from the Participant.

Section 4.6 Future Participation.

The exercise or non-exercise of the rights of the Series Preferred Shareholders hereunder to participate in one or more sales of Holder Stock made by any selling Holder shall not adversely affect their rights to participate in subsequent sales of Holder Stock subject to this Article IV.

Section 4.7 Exempt Transfers.

(a)	Holders’ Rights. Notwithstanding the foregoing, the Tag Along Right shall not apply to (i) any pledge of Holder Stock by a Holder made pursuant to a bona fide loan transaction that creates a mere security interest, (ii) any transfer or bona fide gift to such Holder’s ancestors, descendants (including adopted children) or spouse or to trusts for the benefit of such persons, or (iii) any transfer by a Holder to its partners, members, former partners or former members (or their estates) or Affiliates; provided that (x) such Holder shall inform the Company of such pledge, transfer or gift prior to effecting it, (y) the pledgee, transferee or donee shall furnish the Company with a written agreement to be bound by and comply with all provisions of this Agreement applicable to the Holder, and (z) as a result of such pledge, transfer or gift, the Company would not, in the opinion of counsel to the Company, be rendered subject to the reporting requirements of the 1934 Act. Such pledgee, transferee or donee shall be treated as a “Holder” for purposes of this Agreement, with corresponding rights and obligations.

(b)	Holders. Notwithstanding the foregoing, the provisions of Article IV shall not apply to the sale of any Holder Stock to the public pursuant to a registration statement filed with, and declared effective by, the SEC under the Act.

Section 4.8 Prohibited Transfers.

(a)	Remedies. In the event a Holder should sell any Holder Stock in contravention of the Tag Along Right under this Agreement (a “Prohibited Transfer”), the Participants, in addition to such other remedies as may be available at law, in equity or hereunder, shall have the put option provided in Section 4.8(b) below, and the Holder shall be bound by the applicable provisions of such option.

(b)

Sale by the Participants. In the event of a Prohibited Transfer, the Participants shall have the right to sell to such Holder the number of shares of Common equal to the number of shares of Common the Participants would have been entitled to transfer to the purchaser had the

Prohibited Transfer been effected pursuant to and in compliance with the terms of this Article IV. Such sale shall be made on the following terms and conditions:

(i)	Price. The price per share at which the shares are to be sold to such Holder shall be equal to the price per share paid by the purchaser to the Holder in the Prohibited Transfer (subject to adjustment for conversion to Common, as applicable). The Holder shall also reimburse the Participants for any and all fees and expenses, including legal fees and expenses, incurred pursuant to the exercise or the attempted exercise of the Participant’s rights under this Article IV.

(ii)	Delivery. Within ninety (90) days after the earlier of the dates on which the Participants (i) received notice of the Prohibited Transfer or (ii) otherwise became aware of the Prohibited Transfer, the Participants shall, if exercising the option created by this Section 4.8(b), deliver to such Holder the certificate or certificates representing the shares of Common to be sold, each certificate to be properly endorsed for transfer.

(iii)	Payment. The Holder shall, upon receipt of the certificate or certificates for the Shares to be sold by the Participants pursuant to this Section 4.8(b), pay the aggregate purchase price therefor and the amount of reimbursable fees and expenses, as specified in Section 4.8(b)(i), in cash or by other means acceptable to the Participants.

(iv)	Void Transfers. Notwithstanding the foregoing, any attempt by a Holder to transfer Holder Stock in violation of Article IV hereof shall be void and the Company agrees it will not effect such a transfer nor will it treat any alleged transferee as the holder of such Shares without the written consent of a majority of the votes represented by outstanding Registrable Securities held by the Series Preferred Shareholders.

Section 4.9 Legend.

(a)	Each certificate representing shares of Holder Stock now or hereafter owned by the Holder or issued to any person in connection with a transfer pursuant to Article IV hereof shall be endorsed with the following legend:

“THE SALE, PLEDGE, HYPOTHECATION, TRANSFER AND VOTING OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE RESTRICTED BY THE TERMS AND CONDITIONS OF A CERTAIN INVESTORS’ RIGHTS AGREEMENT BY

AND AMONG THE SHAREHOLDERS AND THE CORPORATION. COPIES OF SUCH AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE CORPORATION. THE CORPORATION WILL NOT REGISTER THE TRANSFER OF SUCH SECURITIES ON THE BOOKS OF THE CORPORATION UNLESS AND UNTIL THE TRANSFER HAS BEEN MADE IN COMPLIANCE WITH THE TERMS OF SUCH AGREEMENT.”

(b)	Each Holder agrees that the Company may instruct its transfer agent to impose transfer restrictions on the Shares represented by certificates bearing the legend referred to in Section 4.9(a) to enforce the provisions of this Agreement and the Company agrees to promptly do so. The legend shall be removed upon termination of this Agreement or this Article IV.

Section 4.10 Termination of Rights and Obligations.

The rights and obligations set forth in this Article IV shall terminate automatically in the event of a Qualified IPO.

ARTICLE V

RIGHT OF FIRST OPPORTUNITY

Section 5.1 General.

Subject to the terms and conditions of this Article V, each Holder proposing to offer any Shares for sale (a “Selling Holder”) hereby grants to the parties set forth in this Article V a right of first opportunity with respect to future sales by such Selling Holder of shares of Holder Stock.

Section 5.2 Initial Notice by Selling Holders.

Each time a Selling Holder proposes to offer any Holder Stock, such Selling Holder shall promptly provide a Sale Notice to the Company at least sixty-five (65) days prior to the proposed closing of such sale or transfer. The Company shall provide a copy of such Sale Notice to the Series Preferred Shareholders within five (5) days of its receipt thereof. The Sale Notice shall describe in reasonable detail the proposed sale or transfer including, without limitation, the number of shares of Holder Stock to be sold or transferred, the nature of such sale or transfer, the consideration to be paid, and the name and address of each prospective purchaser or transferee. In the event the sale or transfer is exempted from this Article V pursuant to the provisions of Section 5.5, the Sale Notice shall so state the basis for such exemption.

Section 5.3 Participation.

(a)	The Company and the Series Preferred Shareholders shall have the right, exercisable upon written notice to such Selling Holder within sixty (60) days after receipt of such Sale Notice by the Series Preferred Shareholders, to elect to purchase or obtain such Holder Stock on the same terms and conditions as set forth in such Sale Notice (the “Right of Opportunity”), subject to the provisions of this Article V. Any party electing to exercise its Right of Opportunity shall state in its written notice whether it intends to purchase (i) the maximum number of shares to which it is entitled under this Section 5.3 or (ii) such lesser number of shares, in which case such party shall state the maximum number of shares it is willing to purchase pursuant to the exercise of its Right of Opportunity. Notwithstanding the foregoing, any Series Preferred Shareholders electing to exercise its right to sell Shares pursuant to Article IV above shall not be eligible to participate in the Right of Opportunity under this Article V and shall waive such Right of Opportunity with respect to the sale of Holder Stock in question. Should no response be received by the Selling Holder from the Company or the Series Preferred Shareholders within sixty (60) days after receipt of the Sale Notice by the Series Preferred Shareholders, any such party failing to provide such notice shall forfeit such Right of Opportunity for the respective sale.

(b)	Should the Company make the election not to exercise its Right of Opportunity or should the Company make the election not to purchase the total number of shares of Holder Stock offered by the Selling Holder (such shares not being purchased being referred to herein as the “Unpurchased Shares”), the eligible Series Preferred Shareholders may elect to purchase or obtain, at the price and on the terms specified in such Sale Notice, up to that portion of the Unpurchased Shares that equals the proportion that the number of shares of Common (on an as-if-converted basis) issued and held by the applicable Holder bears to the total number of shares of Common (on as as-if-converted basis) held by all eligible Series Preferred Shareholders electing to exercise their Right of Opportunity.

(c)	If all of the Shares referred to in the Sale Notice are not elected to be purchased as provided in this Section 5.3, the Selling Holder may, during the one hundred twenty (120) day period following the expiration of the sixty (60) day period set forth in Section 5.3(a), offer the remaining Unpurchased Shares to a third party at a price not less than and upon terms no more favorable to the offeree than those specified in the Sale Notice. If the Selling Holder does not enter into an agreement with respect to the sale of the remaining Unpurchased Shares within such one hundred twenty (120) day period, or if such agreement in not consummated within thirty (30) days of the execution thereof, the Right of Opportunity shall be deemed to be revived and such Unpurchased Shares shall not be offered unless first reoffered in accordance with this Article V.

Section 5.4 Future Participation.

The exercise or non-exercise of the Right of Opportunity hereunder to participate in one or more sales of Holder Stock made by any Selling Holder shall not adversely affect the rights of the Series Preferred Shareholders to participate in subsequent sales of Holder Stock subject to Section 5.1.

Section 5.5 Exempt Transfers.

(a)	Holders’ Rights. Notwithstanding the foregoing, the Right of Opportunity shall not apply to (i) any pledge of Holder Stock by a Selling Holder made pursuant to a bona fide loan transaction that creates a mere security interest, (ii) any transfer or bona fide gift to such Selling Holder’s ancestors, descendants (including adopted children) or spouse or to trusts for the benefit of such persons, or (iii) any transfer by a Holder to its partners, members, former partners or former members (or their estates) or Affiliates; provided that (x) such Selling Holder shall inform the Company of such pledge, transfer or gift prior to effecting it, (y) the pledgee, transferee or donee shall furnish the Company with a written agreement to be bound by and comply with all provisions of this Agreement applicable to the Selling Holder, and (z) as a result of such pledge, transfer or gift, the Company would not, in the opinion of counsel to the Company, be rendered subject to the reporting requirements of the 1934 Act. Such pledgee, transferee or donee shall be treated as a “Holder” for purposes of this Agreement, with corresponding rights and obligations.

(b)	Holders. Notwithstanding the foregoing, the provisions of Article V shall not apply to the sale of any Holder Stock to the public pursuant to a registration statement filed with, and declared effective by, the SEC under the Act.

Section 5.6 Termination of Rights and Obligations.

The rights and obligations set forth in this Article V shall terminate automatically in the event of a Qualified IPO.

ARTICLE VI

DRAG-ALONG RIGHT

In the event that the Board votes in favor of a transaction resulting in a Change in Control, the Holders each agree to vote their shares as recommended by the Board in favor of the transaction. In addition, in the event that a majority in interest of the Series C-3 Shareholders and a majority in interest of the Series C-2 Shareholders enter into an agreement to sell their Shares to a third party in a transaction resulting in a Change in Control, the Holders each agree to sell their Shares to such third party on the same terms and conditions. The provisions of this Article VI shall constitute a shareholders agreement within the meaning of Section 13.1-671.1 of the Virginia Stock Corporation Act and shall be noted conspicuously on the front or back of each certificate for outstanding Shares. For the avoidance of doubt, all proceeds from any such transaction shall be paid to the Holders in accordance with Article Third, Section C (Liquidation Preference) of the Articles of Incorporation.

ARTICLE VII

BOARD OF DIRECTORS

Section 7.1 Election of Directors.

(a)	Series F Preferred Director. As long as the holders of Series F Preferred continue to hold in the aggregate at least 1.9 million shares of Series F Preferred (subject to adjustment in the event of any stock dividend, stock split, stock distribution or combination with respect to such shares), the Company hereby agrees to take such actions as are necessary, and the Series F Preferred Shareholders, voting as a separate voting group, agree to vote their shares of Series F Preferred and take such other actions as are necessary, so as to elect, reelect, vote or replace as Directors of the Company, one (1) individual (the “Series F Preferred Director”) designated by the holders of at least a majority of the shares of Series F Preferred, voting together as a separate voting group.

(b)	Joint Directors. The Company hereby agrees to take such actions as are necessary, and each of the Series Preferred Shareholders (but as long as the Series F Preferred Shareholders are entitled to elect the Series F Preferred Director, excluding the Series F Preferred Shareholders) and holders of Common agree to vote his, her or its Shares and take such other actions as are necessary so as to elect, reelect, vote or replace as Directors of the Company, (i) as long as the Series F Preferred Shareholders are entitled to elect the Series F Preferred Director, seven (7) individuals, and (ii) at any time when the Series F Preferred Shareholders are not entitled to elect the Series F Preferred Director, eight (8) individuals (the “Joint Directors”) designated by the holders of at least a majority of the shares of Series Preferred (on an as-converted to Common basis but excluding the Series F Preferred, as appropriate) and the Common, voting together as a separate voting group .

The Series F Preferred Director and the Joint Directors shall collectively be referred to as the “Directors”, and each individually, a “Director.”

(c)	Shareholders Agreement. The provisions of Section 7.1 and Section 7.2 hereof shall constitute a shareholders agreement within the meaning of Section 13.1-671.1 of the Virginia Stock Corporation Act and shall be noted conspicuously on the front or back of each certificate for outstanding Shares.

Section 7.2 Removal and Substitution of Directors.

No Director may be removed except by the holders entitled to appoint such Director in accordance with Section 7.1 and each party hereto hereby agrees to take all action necessary (including, without limitation, voting their respective shares, calling special meetings of shareholders and executing and delivery written consents) for the purpose of accomplishing the foregoing. If a vacancy on the Board occurs by reason of the death, removal, resignation, retirement or election not to serve of a designee, the remaining Directors and the Company shall cause the vacancy thereby created to be filled by a new designee as soon as possible, who is designated in the manner and by the persons specified in Section 7.1 and the Company and each holder hereby agrees to take, at any time and from time to time, all actions necessary to accomplish the same.

Section 7.3 Director Compensation Plan.

The Company shall award each Director options to purchase Common and shall pay cash compensation pursuant to the Company’s then effective Director Compensation Plan as approved by the Company’s Board.

Section 7.4 Indemnification.

The Articles of Incorporation and Bylaws of the Company shall at all times provide for the exculpation and indemnification of the Board to the fullest extent permitted by the law of the jurisdiction in which the Company is organized.

Section 7.5 Termination.

The provisions of Articles VI and VII shall terminate automatically in the event of a Qualified IPO.

ARTICLE VIII

MISCELLANEOUS

Section 8.1 Successors and Assigns.

Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any shares of Registrable Securities). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

Section 8.2 Governing Law.

This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia, without regard to the principles of conflicts of law thereof.

Section 8.3 Counterparts.

This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement, and may be delivered to the other parties hereto by facsimile.

Section 8.4 Headings.

The headings and subheadings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

Section 8.5 Notices.

All notices, demands and other communications provided for or permitted hereunder shall be made in writing and shall be by certified first-class mail, return receipt requested, facsimile, courier service or personal delivery:

(a)	if to the Company:

Intrexon Corporation

1750 Kraft Drive, Suite 1400

Blacksburg, VA 24060

Attention: Rick Sterling, CFO

Facsimile: 540-961-0734

with copies (which shall not constitute notice) to:

Intrexon Corporation

20358 Seneca Meadows Parkway

Germantown, MD 20876

Attention: Legal Department

Facsimile: 301-556-9901

and

Troutman Sanders LLP

1001 Haxall Point

Richmond, VA 23219

Attn: John Owen Gwathmey, Esq.

Facsimile: 804-698-5174

and

(b)	if to any Holder, to such Holder’s record address on file with the Company.

All such notices and communications shall be deemed to have been duly given when delivered by hand, if personally delivered; when delivered by courier, if delivered by commercial courier service, five (5) days of business after being deposited in the mail, postage prepaid, if mailed; and when receipt is mechanically acknowledged, if sent by facsimile.

Section 8.6 Expenses.

If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys’ fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

Section 8.7 Amendments and Waivers.

(a)	No failure or delay on the part of any party to this Agreement in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to the parties hereto at law, in equity or otherwise.

(b)	Any amendment, supplement or modification of or to any provision of this Agreement, any waiver of any provision of this Agreement, and any consent to any departure by any of the parties to this Agreement from the terms of any provision of this Agreement (collectively, an “Amendment”), shall be effective (i) only if it is made or given in writing and signed by (x) the Company, (y) a majority in interest of the Holders and (z) a majority in interest of the Holders of the Preferred Stock, voting together as a single class on an as-converted to Common Stock basis, and (ii) only in the specific instance and for the specific purpose for which made or given. Additionally, (A) no Amendment that affects any Series Preferred in any manner that is materially more adverse to such Series Preferred than the Holders of any other Series Preferred shall be effective without the consent of a majority in interest of such adversely affected Series Preferred and (B) no Amendment that affects any Holder in a manner that is materially more adverse to such Holder than to a majority of the other Holders shall be effective without the consent of such Holder. Except where notice is specifically required by this Agreement, no notice to or demand on the Company in any case shall entitle the Company to any other further notice or demand in similar or other circumstances.

Section 8.8 Additional Legends.

In addition to other legends required under the terms of this Agreement, in order to reflect the restrictions on the disposition of the Shares, the stock certificates for the Shares will be endorsed upon receipt with restrictive legends, including the following legend:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE, AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED AND QUALIFIED PURSUANT TO FEDERAL AND STATE SECURITIES LAWS OR IF THE COMPANY IS PROVIDED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION AND QUALIFICATION UNDER FEDERAL AND STATE SECURITIES LAWS IS NOT REQUIRED.”

If required by the authorities of any state in connection with the issuance of the Shares, the legend or legends required by such state authorities shall also be endorsed upon receipt on all such certificates. Such legends required under this Section 8.8 shall be removed upon registration of the Shares or upon presentation to the Company of an opinion of counsel or other representation reasonably satisfactory to the Company that the Shares may be transferred under Rule 144(b) under the Act.

Section 8.9 Severability.

If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, unless the provision held invalid, illegal or unenforceable shall substantially impair the benefits of the remaining provisions hereof.

Section 8.10 Rules of Construction.

Unless the context otherwise requires, references to sections or subsections refer to sections or subsections of this Agreement.

Section 8.11 Entire Agreement.

This Agreement, together with the exhibits and schedules hereto, and the other Transaction Documents, as applicable, are intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. There are no restrictions, promises, representations, warranties or undertakings, other than those set forth or referred to herein or therein. This Agreement, together with the exhibits and schedules hereto, and the other Transaction Documents, supersede all prior agreements and understandings between the parties with respect to such subject matter

Section 8.12 Publicity; Confidentiality.

(a)	None of the Holders, except in their capacity as an officer, director or employee of the Company, shall issue a publicity release or public announcement or otherwise make any disclosure concerning this Agreement, the transactions contemplated hereby or regarding the business, technology and financial affairs of the Company, without prior approval by the other parties hereto; provided, however, that nothing in this Agreement shall restrict a Holder from disclosing information (i) that is already publicly available, (ii) that was known to the Holder on a non-confidential basis prior to its disclosure by the disclosing party, (iii) that may be required or appropriate in response to any summons or subpoena or in connection with any litigation, provided that the Holder will use reasonable efforts to notify the disclosing party in advance of such disclosure so as to permit such party to seek a protective order or otherwise contest such disclosure, and such party will use reasonable efforts to cooperate, at the expense of the disclosing party, with the disclosing party in pursuing any such protective order, (iv) to the extent that the Holder reasonably believes it appropriate in order to protect its investment in Series Preferred or in order to comply with any requirement of law, (v) to the Holder’s officers, directors, shareholders, agents, employees, members, partners, controlling persons, auditors or counsel, (vi) to Persons from whom releases, consents or approvals are required, or to whom notice is required to be provided, pursuant to the transactions contemplated by the Transaction Documents or (vii) to the prospective transferee in connection with any contemplated transfer of any Shares. If any announcement is required by law or the rules of any securities exchange or market on which shares of Common are traded to be made by any Holder, prior to making such announcement such party will deliver a draft of such announcement to the other parties and shall give the other parties reasonable opportunity to comment thereon.

(b)

The Company and its representatives shall not, except with the prior written consent of the applicable Series E Investor or Series F Investor, issue a publicity release or public announcement or otherwise make any disclosure identifying such Series E Investor or Series F Investor as a party to the Transaction Documents and the transactions contemplated thereby or otherwise as an investor in the Company; provided, however, that nothing in this Agreement shall restrict such parties from disclosing information (i) that is already publicly available, (ii) that may be required or appropriate in response to any summons or subpoena or in connection with any litigation, provided that the Company will use reasonable efforts to notify the disclosing party in advance of such disclosure so as to permit such party to seek a protective order or otherwise contest such disclosure, and such party will use reasonable efforts to cooperate, at the expense of the disclosing party, with the disclosing party in pursuing any such protective order, (iii) to the extent that the Company reasonably believes it appropriate in order to comply with any requirement of law, (iv) to the Company’s officers, directors, shareholders, agents, employees, members, partners, controlling persons, auditors or counsel, or (v) to Persons from whom releases, consents or approvals are required, or to whom notice is required to be provided, pursuant to the transactions contemplated by the Transaction Documents.

Section 8.13 Waiver of Rights.

By signing below the undersigned Holders hereby provide all necessary consents and waivers of rights (including, without limitation, preemptive rights) required in order for the Company properly to execute and consummate the Series F Transaction Documents, or any other Transactions Documents.

{Signature Page Follows}

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their respective officers hereunto duly authorized on the date first above written.

COMPANY:	INTREXON CORPORATION

	By:	/s/ Rick Sterling
Rick Sterling
Chief Financial Officer

SERIES E
SHAREHOLDERS:	NRM VI HOLDINGS I, LLC

	By:	/s/ Randal J. Kirk
Randal J. Kirk
Manager, Third Security, LLC,
which is the Manager of Third Security Capital Partners VI, LLC
which is the Manager of NRM VI Holdings I, LLC

R.J. KIRK DECLARATION OF TRUST

	By:	/s/ Randal J. Kirk
Randal J. Kirk
Trustee

JPK 2009, LLC

	By:	/s/ Randal J. Kirk
Randal J. Kirk
Manager, Third Security, LLC,
which is the Manager of JPK 2009, LLC

MGK 2009, LLC

By:	/s/ Randal J. Kirk
Randal J. Kirk
Manager, Third Security, LLC,
which is the Manager of MGK 2009, LLC

THIRD SECURITY SENIOR STAFF 2008 LLC

By:	/s/ Randal J. Kirk
Randal J. Kirk
Manager, Third Security, LLC, which is the Manager of Third Security Senior Staff 2008, LLC

THIRD SECURITY STAFF 2010 LLC

By:	/s/ Randal J. Kirk
Randal J. Kirk
Manager, Third Security, LLC,
which is the Manager of Third Security Staff 2010 LLC

JPK 2008, LLC

By:	/s/ Randal J. Kirk
Randal J. Kirk
Manager, Third Security, LLC,
which is the Manager of JPK 2008, LLC

MGK 2008, LLC

By:	/s/ Randal J. Kirk
Randal J. Kirk
Manager, Third Security, LLC,
which is the Manager of MGK 2008, LLC

MGK 2011, LLC

By:	/s/ Randal J. Kirk
Randal J. Kirk
Manager, Third Security, LLC,
which is the Manager of MGK 2011, LLC

ZSK 2008, LLC

By:	/s/ Randal J. Kirk
Randal J. Kirk
Manager, Third Security, LLC,
which is the Manager of ZSK 2008, LLC

ZSK 2009, LLC

By:	/s/ Randal J. Kirk
Randal J. Kirk
Manager, Third Security, LLC,
which is the Manager of ZSK 2009, LLC

THIRD SECURITY INCENTIVE 2010 LLC

	By:	/s/ Randal J. Kirk
Randal J. Kirk
Manager, Third Security, LLC,
which is the Manager of Third Security Incentive 2010 LLC

KAPITAL JOE, LLC

	By:	/s/ Randal J. Kirk
Randal J. Kirk
Manager, Third Security, LLC,
which is the Manager of Kapital Joe, LLC

MASCARA KABOOM, LLC

	By:	/s/ Randal J. Kirk
Randal J. Kirk
Manager, Third Security, LLC,
which is the Manager of Mascara Kaboom, LLC

SERIES D
SHAREHOLDERS:	NRM VI HOLDINGS I, LLC

	By:	/s/ Randal J. Kirk
Randal J. Kirk
Manager, Third Security, LLC,
which is the Manager of Third Security Capital Partners VI, LLC,
which is the Manager of NRM VI HOLDINGS I, LLC

R.J. KIRK DECLARATION OF TRUST

By:	/s/ Randal J. Kirk
Randal J. Kirk
Trustee

JPK 2009, LLC

By:	/s/ Randal J. Kirk
Randal J. Kirk
Manager, Third Security, LLC,
which is the Manager of JPK 2009, LLC

MGK 2009, LLC

By:	/s/ Randal J. Kirk
Randal J. Kirk
Manager, Third Security, LLC,
which is the Manager of MGK 2009, LLC

JPK 2008, LLC

By:	/s/ Randal J. Kirk
Randal J. Kirk
Manager, Third Security, LLC,
which is the Manager of JPK 2008, LLC

MGK 2008, LLC

By:	/s/ Randal J. Kirk
Randal J. Kirk
Manager, Third Security, LLC,
which is the Manager of MGK 2008, LLC

MGK 2011, LLC

By:	/s/ Randal J. Kirk
Randal J. Kirk
Manager, Third Security, LLC,
which is the Manager of MGK 2011, LLC

ZSK 2008, LLC

By:	/s/ Randal J. Kirk
Randal J. Kirk
Manager, Third Security, LLC,
which is the Manager of ZSK 2008, LLC

JPK 2012, LLC

By:	/s/ Randal J. Kirk
Randal J. Kirk
Manager, Third Security, LLC,
which is the Manager of JPK 2012, LLC

ZSK 2009, LLC

	By:	/s/ Randal J. Kirk
Randal J. Kirk
Manager, Third Security, LLC,
which is the Manager of ZSK 2009, LLC

KELLIE L. BANKS (2009) LONG TERM TRUST

	By:	/s/ Randal J. Kirk
Randal J. Kirk
Trustee

SERIES C-3
SHAREHOLDERS:	NRM VI HOLDINGS I, LLC

	By:	/s/ Randal J. Kirk
Randal J. Kirk
Manager, Third Security, LLC,
which is the Manager of Third Security Capital Partners VI, LLC,
which is the Manager of NRM VI Holdings I, LLC

SERIES C-2
SHAREHOLDERS:	NEW RIVER MANAGEMENT V, LP

	By:	/s/ Randal J. Kirk
Randal J. Kirk
Manager, Third Security, LLC,
which is the Manager of Third Security Capital Partners V, LLC,
which is the General Partner of New River Management V, LP

SERIES C-1
SHAREHOLDERS:	NEW RIVER MANAGEMENT V, LP

	By:	/s/ Randal J. Kirk
Randal J. Kirk
Manager, Third Security, LLC,
which is the Manager of Third Security Capital Partners V, LLC,
which is the General Partner of New River Management V, LP

SERIES C
SHAREHOLDERS:	NEW RIVER MANAGEMENT IV, LP

	By:	/s/ Randal J. Kirk
Randal J. Kirk
Manager, Third Security, LLC,
which is the Manager of Third Security Capital Partners IV, LLC,
which is the General Partner of New River Management IV, LP

NEWVA CAPITAL PARTNERS, LP

	By:	/s/ Randal J. Kirk
Randal J. Kirk
Manager, Third Security, LLC,
which is the Manager of Third Security RNR LLC,
which is the General Partner of NewVa Capital Partners, LP

MGK 2011, LLC

By:	/s/ Randal J. Kirk
Randal J. Kirk
Manager, Third Security, LLC,
which is the Manager of MGK 2011, LLC

MGK 2009, LLC

By:	/s/ Randal J. Kirk
Randal J. Kirk
Manager, Third Security, LLC,
which is the Manager of MGK 2009, LLC

JPK 2009, LLC

By:	/s/ Randal J. Kirk
Randal J. Kirk
Manager, Third Security, LLC,
which is the Manager of JPK 2009, LLC

THIRD SECURITY STAFF 2001 LLC

By:	/s/ Randal J. Kirk
Randal J. Kirk
Manager, Third Security, LLC
which is the Manager of Third Security Staff 2001 LLC

R.J. KIRK DECLARATION OF TRUST

	By:	/s/ Randal J. Kirk
Randal J. Kirk
Trustee

JPK 2012, LLC

	By:	/s/ Randal J. Kirk
Randal J. Kirk
Manager, Third Security, LLC
which is the Manager of JPK 2012, LLC

KELLIE L. BANKS (2009) LONG TERM TRUST

	By:	/s/ Randal J. Kirk
Randal J. Kirk
Trustee

SERIES B
SHAREHOLDERS:

NEWVA CAPITAL PARTNERS, LP

	By:	/s/ Randal J. Kirk
Randal J. Kirk
Manager, Third Security, LLC,
which is the Manager of Third Security RNR LLC,
which is the General Partner of NewVa Capital Partners, LP

SERIES B-1
SHAREHOLDERS:

NEWVA CAPITAL PARTNERS, LP

	By:	/s/ Randal J. Kirk
Randal J. Kirk
Manager, Third Security, LLC,
which is the Manager of Third Security RNR LLC,
which is the General Partner of NewVa Capital Partners, LP

COMMON
SHAREHOLDERS:	NRM VI HOLDINGS I, LLC

	By:	/s/ Randal J. Kirk
Randal J. Kirk
Manager, Third Security, LLC,
which is the Manager of Third Security Capital Partners VI, LLC,
which is the Manager of NRM VI Holdings I, LLC

NEW RIVER MANAGEMENT V, LP

	By:	/s/ Randal J. Kirk
Randal J. Kirk
Manager, Third Security, LLC,
which is the Manager of Third Security Capital Partners V, LLC,
which is the General Partner of New River Management V, LP

THOMAS DAVID REED LIVING TRUST,
DATED FEBRUARY 4, 2011

By:	/s/ Thomas David Reed
Thomas David Reed
Trustee

JACQUELYN ANN REED LIVING TRUST,
DATED FEBRUARY 4, 2011

By:	/s/ Jacquelyn Ann Reed
Jacquelyn Ann Reed
Trustee

JOINDER TO RESTATED INVESTORS’ RIGHTS AGREEMENT

In connection with the purchase by the undersigned (the “Joining Party”) of shares of No Par Value Series F Convertible Preferred Stock of Intrexon Corporation, a Virginia corporation (the “Company”), the Joining Party hereby acknowledges and agrees to become party to and to succeed to all of the rights and obligations of a “Holder” and “Series Preferred Shareholder” under that certain Eighth Amended and Restated Investors’ Rights Agreement (as amended, the “Restated IRA”), by and among the Company and the shareholders of the Company from time to time party thereto. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Restated IRA.

Accordingly, the Joining Party hereby acknowledges, agrees and confirms that, by its execution of this Investors’ Rights Agreement Joinder and its acceptance by the Company, the Joining Party will be deemed to be a party to the Restated IRA as if it had executed the Restated IRA effective as of the date this Investors’ Rights Agreement Joinder is accepted by the Company. The Joining Party hereby authorizes the Company to append this Investors’ Rights Agreement Joinder as a counterpart signature page to the Restated IRA.

IN WITNESS WHEREOF, the undersigned has executed this Investors’ Rights Agreement Joinder effective as of the date written below.

JOINING PARTIES:

Name:	Fidelity Select Portfolios: Biotechnology Portfolio
Please print full name of Subscriber (individual or entity)
* Please indicate if Subscriber is a trust or if the Shares will be held jointly

Signature:	/s/ Kenneth Robins
Authorized signature(s) of Subscriber

Name & Title:	Kenneth Robins
Treasurer
Please print name & title of authorized signatory if Subscriber is an entity

Name:	Fidelity Advisor Series VII: Fidelity Advisor Biotechnology Fund
Please print full name of Subscriber (individual or entity)
* Please indicate if Subscriber is a trust or if the Shares will be held jointly

Signature:	/s/ Kenneth Robins
Authorized signature(s) of Subscriber

Name & Title:	Kenneth Robins
Treasurer
Please print name & title of authorized signatory if Subscriber is an entity

Name:	Fidelity Contra Fund: Fidelity Series Opportunistic Insights Fund
Please print full name of Subscriber (individual or entity)
* Please indicate if Subscriber is a trust or if the Shares will be held jointly

Signature:	/s/ Kenneth Robins
Authorized signature(s) of Subscriber

Name & Title:	Kenneth Robins
Treasurer
Please print name & title of authorized signatory if Subscriber is an entity

Name:	Fidelity Contra Fund: Fidelity Advisor Series Opportunistic Insights Fund
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* Please indicate if Subscriber is a trust or if the Shares will be held jointly

Signature:	/s/ Kenneth Robins
Authorized signature(s) of Subscriber

Name & Title:	Kenneth Robins
Treasurer
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Name:	GREENLIGHT CAPITAL, LP
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* Please indicate if Subscriber is a trust or if the Shares will be held jointly

Signature:	/s/ Harry Brandler | /s/ Vinit Sethi
Authorized signature(s) of Subscriber

Name & Title:	Harry Brandler | Vinit Sethi, CFO | Director of Research
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Name:	GREENLIGHT CAPITAL QUALIFIED, LP
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* Please indicate if Subscriber is a trust or if the Shares will be held jointly

Signature:	/s/ Harry Brandler | /s/ Vinit Sethi
Authorized signature(s) of Subscriber

Name & Title:	Harry Brandler | Vinit Sethi, CFO | Director of Research
Please print name & title of authorized signatory if Subscriber is an entity

Name:	GREENLIGHT CAPITAL (GOLD), LP
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* Please indicate if Subscriber is a trust or if the Shares will be held jointly

Signature:	/s/ Harry Brandler | /s/ Vinit Sethi
Authorized signature(s) of Subscriber

Name & Title:	Harry Brandler | Vinit Sethi, CFO | Director of Research
Please print name & title of authorized signatory if Subscriber is an entity

Name:	GREENLIGHT CAPITAL OFFSHORE PARTNERS
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* Please indicate if Subscriber is a trust or if the Shares will be held jointly

Signature:	/s/ Harry Brandler | /s/ Vinit Sethi
Authorized signature(s) of Subscriber

Name & Title:	Harry Brandler | Vinit Sethi, CFO | Director of Research
Please print name & title of authorized signatory if Subscriber is an entity

Name:	GREENLIGHT CAPITAL OFFSHORE MASTER (GOLD), LTD
Please print full name of Subscriber (individual or entity)
* Please indicate if Subscriber is a trust or if the Shares will be held jointly

Signature:	/s/ Harry Brandler | /s/ Vinit Sethi
Authorized signature(s) of Subscriber

Name & Title:	Harry Brandler | Vinit Sethi, CFO | Director of Research
Please print name & title of authorized signatory if Subscriber is an entity

Name:	GREENLIGHT REINSURANCE, LTD
Please print full name of Subscriber (individual or entity)
* Please indicate if Subscriber is a trust or if the Shares will be held jointly

Signature:	/s/ Harry Brandler | /s/ Vinit Sethi
Authorized signature(s) of Subscriber

Name & Title:	Harry Brandler | Vinit Sethi, CFO | Director of Research
Please print name & title of authorized signatory if Subscriber is an entity

Name:	David G. P. Allan
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* Please indicate if Subscriber is a trust or if the Shares will be held jointly

Signature:	/s/ David G. P. Allan
Authorized signature(s) of Subscriber

Name & Title:
Please print name & title of authorized signatory if Subscriber is an entity

Name:	The Marvin E. Ausherman Revocable Trust
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* Please indicate if Subscriber is a trust or if the Shares will be held jointly

Signature:	/s/ Marvin E. Ausherman
Authorized signature(s) of Subscriber

Name & Title:	Marvin E. Ausherman, Trustee
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Name:	Bertal, LLC
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* Please indicate if Subscriber is a trust or if the Shares will be held jointly

Signature:	/s/ Alan Hirschfield /s/ Berte Hirschfield
Authorized signature(s) of Subscriber

Name & Title:	Alan Hirschfield Berte Hirschfield
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Name:	John Bickerman
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* Please indicate if Subscriber is a trust or if the Shares will be held jointly

Signature:	/s/ John Bickerman
Authorized signature(s) of Subscriber

Name & Title:
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Name:	Carruthers Family Trust UA 4/1/2004
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* Please indicate if Subscriber is a trust or if the Shares will be held jointly

Signature:	/s/ James L. Carruthers
Authorized signature(s) of Subscriber

Name & Title:	James L. Carruthers, Trustee
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Name:	A. Baron Cass III
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* Please indicate if Subscriber is a trust or if the Shares will be held jointly

Signature:	/s/ A. Baron Cass III
Authorized signature(s) of Subscriber

Name & Title:	A. Baron Cass III
Please print name & title of authorized signatory if Subscriber is an entity

Name:	A. Baron Cass III, Trustee of H. Baron Cass III Children’s Trust, FBO A. Baron Cass IV dated 5-24-82
Please print full name of Subscriber (individual or entity)
* Please indicate if Subscriber is a trust or if the Shares will be held jointly

Signature:	/s/ A. Baron Cass III
Authorized signature(s) of Subscriber

Name & Title:	A. Baron Cass III, Trustee
Please print name & title of authorized signatory if Subscriber is an entity

Name:	A. Baron Cass III, Trustee of H. Baron Cass III Children’s Trust, FBO Channing E. Cass dated 5-24-82
Please print full name of Subscriber (individual or entity)
* Please indicate if Subscriber is a trust or if the Shares will be held jointly

Signature:	/s/ A. Baron Cass III
Authorized signature(s) of Subscriber

Name & Title:	A. Baron Cass III, Trustee
Please print name & title of authorized signatory if Subscriber is an entity

Name:	A. Baron Cass III, Trustee of H. Baron Cass III Children’s Trust, FBO Perry C. Cass dated 5-24-82
Please print full name of Subscriber (individual or entity)
* Please indicate if Subscriber is a trust or if the Shares will be held jointly

Signature:	/s/ A. Baron Cass III
Authorized signature(s) of Subscriber

Name & Title:	A. Baron Cass III, Trustee
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Name:	Stanley Ciemniecki
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* Please indicate if Subscriber is a trust or if the Shares will be held jointly

Signature:	/s/ Stanley Ciemniecki
Authorized signature(s) of Subscriber

Name & Title:
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Name:	Barton J. Cohen Revocable Trust UAD 12/12/90
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* Please indicate if Subscriber is a trust or if the Shares will be held jointly

Signature:	/s/ Barton J. Cohen
Authorized signature(s) of Subscriber

Name & Title:
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Name:	Stephen F. Dubord
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* Please indicate if Subscriber is a trust or if the Shares will be held jointly

Signature:	/s/ Stephen F. Dubord
Authorized signature(s) of Subscriber

Name & Title:
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Name:	Falcon Fund, Ltd.
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* Please indicate if Subscriber is a trust or if the Shares will be held jointly

Signature:	/s/ G. Houston Hall
Authorized signature(s) of Subscriber

Name & Title:	G. Houston Hall
General Partner: Falcon Fund Management, Ltd.
FFM GP, LLC as General Partner
G. Houston Hall, President
Please print name & title of authorized signatory if Subscriber is an entity

Name:	Fish Creek Partners
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* Please indicate if Subscriber is a trust or if the Shares will be held jointly

Signature:	/s/ Scott Hirschfield /s/ Marc Hirschfield /s/ Laura Hirschfield
Authorized signature(s) of Subscriber

Name & Title:	Scott Hirschfield, Marc Hirschfield, Laura Hirschfield
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Name:	Goolock Associates
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* Please indicate if Subscriber is a trust or if the Shares will be held jointly

Signature:	/s/ William B. Finneran
Authorized signature(s) of Subscriber

Name & Title:	William B. Finneran – General Partner
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Name:	Sydney Ann Hall Irrevocable 2000 Exempt Trust
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* Please indicate if Subscriber is a trust or if the Shares will be held jointly

Signature:	/s/ Wallace L. Hall, Sr.
Authorized signature(s) of Subscriber

Name & Title:	Wallace L. Hall, Sr., Trustee
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Name:	Daniel T. Hartnett
Helen M. Hartnett
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* Please indicate if Subscriber is a trust or if the Shares will be held jointly

Signature:	/s/ Daniel T. Hartnett
/s/ Helen M. Hartnett
Authorized signature(s) of Subscriber

Name & Title:
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Name:	Ryland H. Hubbard, Jr. | Kelly M. Hubbard
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* Please indicate if Subscriber is a trust or if the Shares will be held jointly

Signature:	/s/ Ryland H. Hubbard, Jr. /s/ Kelly M. Hubbard
Authorized signature(s) of Subscriber

Name & Title:
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Name:	Hyde Family Trust, A
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* Please indicate if Subscriber is a trust or if the Shares will be held jointly

Signature:	/s/ R Reid Hyde
Authorized signature(s) of Subscriber

Name & Title:	R Reid Hyde, Trustee
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Name:	Timothy Kasbe
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* Please indicate if Subscriber is a trust or if the Shares will be held jointly

Signature:	/s/ Timothy Kasbe
Authorized signature(s) of Subscriber

Name & Title:	Timothy Kasbe
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Name:	Joshua and Michelle Kuazban
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* Please indicate if Subscriber is a trust or if the Shares will be held jointly

Signature:	/s/ Joshua Kuazban
Authorized signature(s) of Subscriber

Name & Title:
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Name:	John LaGratta
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* Please indicate if Subscriber is a trust or if the Shares will be held jointly

Signature:	/s/ John LaGratta
Authorized signature(s) of Subscriber

Name & Title:
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Name:	Thomas Levine
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* Please indicate if Subscriber is a trust or if the Shares will be held jointly

Signature:	/s/ Thomas Levine
Authorized signature(s) of Subscriber

Name & Title:
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Name:	Victor A. Mangello
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* Please indicate if Subscriber is a trust or if the Shares will be held jointly

Signature:	/s/ Victor A. Mangello
Authorized signature(s) of Subscriber

Name & Title:
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Name:	Marc Mazur
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* Please indicate if Subscriber is a trust or if the Shares will be held jointly

Signature:	/s/ Marc Mazur
Authorized signature(s) of Subscriber

Name & Title:
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Name:	John and Donna MacPhee
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* Please indicate if Subscriber is a trust or if the Shares will be held jointly

Signature:	/s/ John MacPhee /s/ Donna MacPhee
Authorized signature(s) of Subscriber

Name & Title:
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Name:	Michael R. McAllister
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* Please indicate if Subscriber is a trust or if the Shares will be held jointly

Signature:	/s/ Michael R. McAllister
Authorized signature(s) of Subscriber

Name & Title:
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Name:	Marvin H. McIntyre
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* Please indicate if Subscriber is a trust or if the Shares will be held jointly

Signature:	/s/ Marvin H. McIntyre
Authorized signature(s) of Subscriber

Name & Title:
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Name:	Sean E. McCance
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* Please indicate if Subscriber is a trust or if the Shares will be held jointly

Signature:	/s/ Sean E. McCance
Authorized signature(s) of Subscriber

Name & Title:
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Name:	Gerard McNamara
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* Please indicate if Subscriber is a trust or if the Shares will be held jointly

Signature:	/s/ Gerard McNamara
Authorized signature(s) of Subscriber

Name & Title:
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Name:	Mintz & Co.
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* Please indicate if Subscriber is a trust or if the Shares will be held jointly

Signature:	/s/ Lowell A. Mintz
Authorized signature(s) of Subscriber

Name & Title:	Lowell A. Mintz, Sr. Partner
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Name:	Joakim Noah
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* Please indicate if Subscriber is a trust or if the Shares will be held jointly

Signature:	/s/ Joakim Noah
Authorized signature(s) of Subscriber

Name & Title:
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Name:	Terrence M O’Grady
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* Please indicate if Subscriber is a trust or if the Shares will be held jointly

Signature:	/s/ Terrence M O’Grady
Authorized signature(s) of Subscriber

Name & Title:
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Name:	Morgan Stanley Cust FBO Robert R Parr
Robert R. Parr
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* Please indicate if Subscriber is a trust or if the Shares will be held jointly

Signature:	/s/ Robert M. Parr /s/ Laura Johnson Dearth 2/17/13
Authorized signature(s) of Subscriber

Name & Title:	Robert M. Parr - Owner
Laura Johnson Dearth
Complex Services Manager
Washington, DC
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Name:	Richard R. Redmond
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* Please indicate if Subscriber is a trust or if the Shares will be held jointly

Signature:	/s/ Richard R. Redmond
Authorized signature(s) of Subscriber

Name & Title:
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Name:	Sands Partnership #1
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* Please indicate if Subscriber is a trust or if the Shares will be held jointly

Signature:	/s/ A. Baron Cass III
Authorized signature(s) of Subscriber

Name & Title:	A. Baron Cass III, Partner
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Name:	Sands Partnership Money Purchase Pension Trust
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* Please indicate if Subscriber is a trust or if the Shares will be held jointly

Signature:	/s/ A. Baron Cass III
Authorized signature(s) of Subscriber

Name & Title:	A. Baron Cass III, Trustee
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Name:	Alicia Scott
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* Please indicate if Subscriber is a trust or if the Shares will be held jointly

Signature:	/s/ Alicia Scott
Authorized signature(s) of Subscriber

Name & Title:
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Name:	Gavin A. Scotti
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* Please indicate if Subscriber is a trust or if the Shares will be held jointly

Signature:	/s/ Gavin A. Scotti
Authorized signature(s) of Subscriber

Name & Title:	Gavin A. Scotti
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Name:	Raymond Scott
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* Please indicate if Subscriber is a trust or if the Shares will be held jointly

Signature:	/s/ Raymond Scott
Authorized signature(s) of Subscriber

Name & Title:
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Name:	Smokeshire Partners, LLC
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* Please indicate if Subscriber is a trust or if the Shares will be held jointly

Signature:	/s/ Lowell A. Mintz
Authorized signature(s) of Subscriber

Name & Title:	Mintz & Co., its Manager by Lowell A. Mintz
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Name:	Squaretop Partners, L.P.
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* Please indicate if Subscriber is a trust or if the Shares will be held jointly

Signature:	/s/ Wallace L. Hall, Jr.
Authorized signature(s) of Subscriber

Name & Title:	By:	Whitehall Management, LLC
a Texas limited liability company, its General Partner
	By:	Wallace L. Hall, Jr., President
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Name:	Christina W. Vest and John A. Vest
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* Please indicate if Subscriber is a trust or if the Shares will be held jointly

Signature:	/s/ Christina W. Vest /s/ John A. Vest
Authorized signature(s) of Subscriber

Name & Title:
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Name:	Louis Viaden
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* Please indicate if Subscriber is a trust or if the Shares will be held jointly

Signature:	/s/ Louis Viaden
Authorized signature(s) of Subscriber

Name & Title:
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Name:	Weaver Family 2004 Dynasty Trust
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* Please indicate if Subscriber is a trust or if the Shares will be held jointly

Signature:	/s/ Christina W. Vest
Authorized signature(s) of Subscriber

Name & Title:	Christina W. Vest, Trustee
Please print name & title of authorized signatory if Subscriber is an entity

Name:	Weaver Fund LP
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* Please indicate if Subscriber is a trust or if the Shares will be held jointly

Signature:	/s/ Christina W. Vest
Authorized signature(s) of Subscriber

Name & Title:	Christina W. Vest, GP
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Name:	Gaines Wehrle
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* Please indicate if Subscriber is a trust or if the Shares will be held jointly

Signature:	/s/ Gaines Wehrle
Authorized signature(s) of Subscriber

Name & Title:	Gaines Wehrle
Please print name & title of authorized signatory if Subscriber is an entity

Name:	Michael H. Wehrle
Please print full name of Subscriber (individual or entity)
* Please indicate if Subscriber is a trust or if the Shares will be held jointly

Signature:	/s/ Michael H. Wehrle
Authorized signature(s) of Subscriber

Name & Title:
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Name:	John Anthony Weierbach II
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Signature:	/s/ John A. Weierbach II
Authorized signature(s) of Subscriber

Name & Title:	John A. Weierbach II
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Name:	White Rock Capital Partners III, L.P.
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Signature:	by:	White Rock Capital Management, L.P. (Gen Ptnr)
	By:	White Rock Capital, Inc. (Gen. Ptnr)
/s/ Thomas U. Barton
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Name & Title:	Thomas U. Barton, President
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Name:	Laurence Zalk
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Signature:	/s/ Laurence Zalk
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Name & Title:
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Name:	Meryl Zises 2010 Trust
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Signature:	/s/ Nancy Zises, Trustee
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Name & Title:	Nancy Zises, Trustee
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Name:	Selig Zises
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Signature:	/s/ Selig Zises
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Name & Title:
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Accepted and agreed:

COMPANY:

INTREXON CORPORATION

By:	/s/ Donald P. Lehr
Name:	Donald P. Lehr
Title:	Chief Legal Officer